UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23724

Total Fund Solution
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Michael J. Weckwerth, President

Total Fund Solution

c/o U.S. Bancorp Fund Services, LLC

777 East Wisconsin Ave, 6th Fl

Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363

Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2023

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)

December 31, 2023

Annual Report

Cromwell CenterSquare Real Estate Fund

Cromwell Marketfield L/S Fund

Cromwell Foresight Global Sustainable
Infrastructure Fund

Cromwell Tran Sustainable Focus Fund

Cromwell Greenspring Mid Cap Fund

Table of Contents
December 31, 2023 (Unaudited)

CROMWELL FUNDS

President’s Letter

As of December 31, 2023 (Unaudited)

Dear Shareholder,

It is a pleasure to have you as a shareholder and report on the investment activities for the Cromwell Funds for the year ended December 31, 2023.

On the following pages, the Portfolio Managers of the Cromwell CenterSquare Real Estate Fund, Cromwell Foresight Global Sustainable Infrastructure Fund, Cromwell Greenspring Mid Cap Fund, Cromwell Marketfield L/S Fund, and Cromwell Tran Sustainable Focus Fund highlight key factors that influenced each portfolio’s performance during the 12-month period. You will also find a Schedule of Investments and audited financial statements for each Fund. We hope you find the portfolio reports from the various Cromwell sub-advisors to be informative. Please refer to our website for timely quarterly commentaries from all of Cromwell’s sub-advisors.

We are pleased to report that the number of Cromwell Funds continues to grow. In January 2024, Cromwell added its sixth fund—the Cromwell Sustainable Balanced Fund to the fund family. The newly launched fund includes two experienced portfolio managers—Aristotle Pacific Capital for the fixed income sleeve and Tran Capital Management for the Fund’s equity component. Aristotle, located in Newport Beach, CA, manages over $20 billion in fixed income assets and Tran, located in San Rafael, CA, also manages the Cromwell Tran Sustainable Focus Fund. More information on the Cromwell Sustainable Balanced Fund can be found at thecromwellfunds.com.

It is a privilege to have you as one of Cromwell’s valued shareholders. We appreciate your confidence in the Cromwell Funds to serve as a component of your diversified investment portfolio. Please feel free to contact me directly at 443.279.2008 if I can be of any assistance.

Thanks again for your support of the Cromwell Funds.

Sincerely,

Brian C. Nelson
President

CROMWELL CENTERSQUARE REAL ESTATE FUND

Management Commentary

As of December 31, 2023 (Unaudited)

For the 12-month period ended December 31, 2023, the Cromwell CenterSquare Real Estate Fund (Investor Class) rose 11.70% outperforming the 11.36% return of the FTSE Nareit All Equity REITs by 34 basis points (bps). The Fund generated strong absolute and relative returns in the year, generating outperformance from the benchmark from both stock selection and sector selection.

Stock selection across multiple sectors was the primary driver of performance in calendar year 2023. Rising interest rates and indications from the Federal Reserve officials that they would keep monetary policy tight created a challenging environment for REIT returns. Sectors and individual companies in which we had high conviction saw their relative valuations decrease and become more attractive due more to the macroeconomic environment than fundamental performance. As inflation cooled and interest rates began to move lower in the fourth quarter, the REIT market experienced a rapid, sharp rise in valuations.

The portfolio benefited from stock selection within the Shopping Center, Self-Storage and Apartment sectors. In the Shopping Center and Self-Storage sectors, companies with strong fundamentals were temporarily out of favor before rising in the late-year rally. The timing of the relative weight to Self-Storage was also beneficial. The sector outperformed early and late in the year when the portfolio had more exposure and underperformed in the middle of the year when the portfolio had less. The Apartments sector underperformed other sectors on an absolute basis throughout the year due to concerns about growing supply and its effects on rents. The underweight allocation to the sector added to relative performance from sector selection. We also generated alpha from Apartments through a focus on companies with exposure to coastal suburban markets which had less supply growth and thus better relative performance than companies with exposure in Sunbelt markets. Finally, Data Centers generated strong absolute and relative returns for the portfolio, rising along with other tech-related shares in a period of investor enthusiasm for all companies that may benefit from supporting the growth of artificial intelligence. An overweight to Data Centers as well as positioning within the sector added to relative performance.

Relative performance was partially offset by an underweight to some of the riskiest REITs that benefitted from a late year rally spurred by the presumed end of Federal Reserve rate hiking cycle. For example, despite a secular downward trend and concerns about weakening consumer spending in the event of a recession, Regional Mall REITs rallied strongly towards year-end. Our underweight to Regional Mall

CROMWELL CENTERSQUARE REAL ESTATE FUND

Management Commentary

As of December 31, 2023 (Unaudited) — (Continued)

detracted from performance. Document storage REITs saw similar effects in the year, rising strongly in the market rally despite risks. An underweight allocation further detracted from relative performance. Finally, the allocation to cash throughout the year created a small drag on performance compared to the benchmark.

Dean Frankel, CFA
Managing Director, Head of Real Estate Securities
CenterSquare Investment Management LLC
December 31, 2023

Eric Rothman,
CFA Portfolio Manager, Real Estate Securities
CenterSquare Investment Management LLC
December 31, 2023

CROMWELL MARKETFIELD L/S FUND

Management Commentary

As of December 31, 2023 (Unaudited)

The Cromwell Marketfield L/S Fund (Institutional Class) returned -0.10% in 2023, compared to a 26.29% return for the S&P 500 index and a 13.87% return for the equal-weighted version of the Index. This was a very disappointing outcome for our portfolio, and the best that can be said is that some of this lag is a function of aiming to protect our investors from the deep declines that took place in 2022.

Overall, our portfolio experienced a remarkable lack of movement over the course of 2023, despite the fact that we held a sizable net long position that varied between roughly 40% and 55% over the 12-month period. This did at least mean that we mitigated during the significant summer drawdown and the mini-panic within the regional banking sector in March, but we failed to capture an acceptable proportion of gains during the strong periods that ultimately dominated the year.

This was particularly true of periods that were dominated by sharp declines in rates expectations. We had positioned our portfolio to benefit from the market’s realization that the U.S. economy was nowhere near a recession in 2023, which we believed would lead to a move higher in long term rates and some outperformance for cyclically sensitive sectors.

Although we were correct in our economic assumptions, we underestimated the degree to which lower inflation readings would turn both the mood of the market and the guidance from the Federal Reserve. We also underestimated the sensitivity of our financial shorts to rates, although our losses here were at least compensated for by a remarkable surge higher by homebuilders and housing-related equities.

The performance of our cyclical exposure was very mixed. Industrials generated some strong gains, although even here performance was more diverse than we would have expected. Energy, by contrast, was a drag on performance, despite crude oil prices being rangebound, with much of the hot money leaving the sector over the course of 2023 and macro funds using energy as a rates hedge. Perhaps most frustrating was the performance of precious metal miners, where decent gains for gold (which finished 2023 at a record year end high) failed to translate into gains for the miners. Industrial metal miners were more mixed and generated decent total returns thanks to high dividends.

Our global exposure was mostly in Japan during 2023 and did generate decent positive returns which started to accelerate into the end of the year after a fairly frustrating summer. Japan’s multi-year bull market continues to gather pace and it is starting to look possible that the 1989 peak in Japanese markets will be overcome before it is over.

CROMWELL MARKETFIELD L/S FUND

Management Commentary

As of December 31, 2023 (Unaudited) — (Continued)

On the short side of the portfolio, index hedges were expensive and were reduced significantly during the fourth quarter. We have maintained our Financial shorts given that we think that market expectations for rate cuts have significantly overshot leaving the “big rate cut winners” vulnerable to reversal.

Michael Shaoul
Chairman, CEO & Portfolio Manager
Marketfield Asset Management LLC
January 2024

A Penthouse Divided

The cultural divide afflicting this nation in a presidential election year could be the most severe since that of 1860. In fact, that unfortunate turning point was marked by only one irreconcilable conflict—the question of whether individual states had the authority to sanction the ownership of one human being by another.

At present, there is a myriad of fundamentally incompatible perspectives that provoke intense rancor among sizable portions of this society, not to mention the rest of the planet. The magnitude of animosity being generated continues to expand.

Political postures and outcomes have become such an overarching concern because there is so much at stake. Too much.

Control of government in this day and age means control of more aspects of daily life than at any point in the history of the United States. The situation in Europe is similar, although their frequent experiments with totalitarian governance render historical comparisons less dramatic.

As the reach and influence of governments in the Western world has metastasized, the rewards for control of it have multiplied exponentially. Those in and aspiring to the political class constitute a new aristocracy that has probed the boundaries of their status and authority.

Across the salons and halls of power in Europe, the U.S., and every supranational organization, there is much clutching of pearls and inveighing against the existential dangers of the populist backlash that has grown in reaction to the overreach of ruling aristocracy and its loyalists in academia, business, and traditional media.

Ordinary citizens of Western democracies seem to have reached the limit of tolerance for those who have been entrusted with the reins of authority in what were always assumed to be public service roles.

CROMWELL MARKETFIELD L/S FUND

Management Commentary

As of December 31, 2023 (Unaudited) — (Continued)

In Communist China, party officials have access to separate doctors, hospitals, medicines, schools, food, housing, and other critical aspects of life that are completely off limits to the remainder of their citizens. It is little wonder that any perceived threat to that system is met with draconian responses by the party elite and the security apparatus that they control.

The exclusivity and privileges enjoyed by our self-designated ruling class are more cultural than coercive, although adherence to the party line is becoming more ironclad as a prerequisite for admission. The intellectual and moral infirmity of our most exclusive universities, which have long been regarded as training grounds for the aspirational elite, is becoming more widely known.

These highly exclusionary institutions have metamorphosized into gigantic cruise ships, each with dozens of restaurants and bars, over-compensated crews, every possible amenity and, once in international waters, immune from any restrictions on behavior or reporting requirements vis-a-vis the guardians of their guests. Each passenger gets a four-year ticket, and those who demonstrate special aptitudes for absorbing the creed may be invited to spend more time aboard. Now that footage from cameras on the U.S.S. Harvard has been viewed in prime time and their captain has been shown to lack basic seamanship skills, the public at large is beginning to get the sense that something is wildly amiss.

There is a growing sense among people in less rarified strata that the emperors and their minions have no clothes. Not only that, but they are trying as hard as they can to take everyone else’s. People seem to have had enough.

A core premise that we have held for half a century is the idea that any system incorporating fundamental, logical inconsistencies will eventually fail. The surprising aspect is that these logically compromised systems, e.g., communism, socialism, and other forms of collectivism, can last far longer than anyone can imagine. What is more, the failure of various iterations of these doomed systems does not serve to convince certain adherents that fundamentally irreparable flaws are embedded in their DNA.

Limitless authority over others has been a siren call to the ego since the dawn of time. The particular genius of the American experiment was the recognition of this dangerous aspect of human nature and a constitutional structure carefully designed to thwart it.

CROMWELL MARKETFIELD L/S FUND

Management Commentary

As of December 31, 2023 (Unaudited) — (Continued)

Heightened opportunities for imperial control of society are, now, abetted by official command of the nation’s financial resources. There is nothing to be gained in this letter by recapitulating the outsized power of the regulatory apparatus at all levels of society. We will take it as a given and assume that our readers will concede the point. It is one reason the prospect of agencies’ regulatory discretion being circumscribed by the Supreme Court is being met by the usual “threat to democracy” outcry by the administrative and bureaucratic elite.

The heavy hands of officialdom overshadowing the financial system are highlighted by the celebrity status enjoyed by the leadership of the Federal Reserve System. The constant media focus on their every utterance is reminiscent of the attention paid to Organization of the Petroleum Exporting Countries (OPEC) and its ministers in the late 1970s and early 1980s, just before the global petroleum sector entered a long depression.

We have suggested for many years that the Fed’s experiment with C-5 Transport money (as opposed to helicopter money, which is more modest) would end with the loss of its credibility as the long-term distortions resulting from functionally unlimited liquidity came home to roost. The inflation surge in 2021 and 2022 strikes us as a first step in this normally tedious process of long-term, secular change.

We are currently in the late stages of relief from the inflation narrative and the relentless, delayed tightening cycle that accompanied it. With lower headline inflation numbers still in the pipeline, the stage is set for a countertrend movement toward easing by the Fed.

The rate cuts and accompanying moves toward a less restrictive policy should occur in the next two quarters. It could well be preceded by some sort of financial disturbance that gets the attention of the governors and prompts a more urgent response. Despite their assurances to the contrary, inflation fighting is invariably tossed aside when some form of financial crisis hits the headlines.

There has been endless debate about whether significant tightening cycles lead to recession, or whether a mythical “soft landing” is a possible outcome. Restrictive policy following extended periods of accommodation may or may not produce a textbook recession. It will, however, invariably produce a financial crisis, which, depending on its severity and scope, may produce recession. The elusive “soft landing” of which many speak hopefully is a near cousin to the Loch Ness Monster and Big Foot. They have all proven elusive for good reason.

CROMWELL MARKETFIELD L/S FUND

Management Commentary

As of December 31, 2023 (Unaudited) — (Continued)

Monetary accommodation in response to crises that do not threaten the economy at large simply allow for sectors uninvolved with the crisis to reaccelerate, putting the Fed back behind the same parade that they assumed to have ended during their recently terminated tightening. The eventual result is an even larger speculative or inflationary excess that warrants more draconian policy.

We have watched a sizable number of these cycles, beginning with the easing in 1976 in response to lingering distress from the 1974-1975 recession and acute distress in Mexico and other developing markets. This policy action, which made perfect sense in real time, put the Fed behind the parade in terms of addressing the acceleration in inflation and the collapse of bond markets over the next five years.

Transcripts of the meeting of the Open Market Committee reveal a great deal of push and pull about the tradeoffs between inflation and financial stability. People forget that Paul Volker was Vice-Chairman at that point and was part of the consensus. Forecasting and designing policy are much easier in hindsight.

The habit of responding to market crises with rate cuts, regardless of economic data, got going in the weeks following the Hunt panic in March of 1980, and grew during the Mexican default crisis in August of 1982 and really got embedded in the Fed’s nervous system after the 1987 crash, which took place during a very strong period of economic activity (most of them do, by the way) and was not followed by recession. Thus, was born the notion of the “Fed Put,” a life raft that would be deployed by the Fed whenever markets sent out distress calls.

During the 1990s, the Fed was quicker to acknowledge and act on all sorts of market discord, from the collapse of leveraged mortgage speculation in 1994 to the emerging markets turmoil from 1995 to 1998, which culminated in the forced rescue of Long-Term Capital Management and a marked easing of monetary conditions even though the real economy was doing fine. This all culminated with the technology bubble in 2000 and a serious recession in the aftermath of its deflation.

The more frequent and more ardent exercise of the Fed’s lifelines to markets reached its apogee (thus far) with the public health threat posed by the engineered COVID-19 virus and the concurrent market declines in early 2020. It is still baffling that the Fed embarked on its most radical policy experiment under the banner of epidemiological analyses.

CROMWELL MARKETFIELD L/S FUND

Management Commentary

As of December 31, 2023 (Unaudited) — (Continued)

The size and scope of the ensuing response dwarfed any intervention that they had undertaken during two World Wars, panics, bank runs, depressions, and all other dangers in their prior 107 years of existence.

In the wake of two years of functionally limitless, costless liquidity, several structural distortions remain in the domestic and global financial systems. These will, from our perspective, determine the overarching macroeconomic and market themes for the next several years.

We wrote extensively in the Spring of 2022 (“A Kick in the Privates”) about the structural problems lurking in the vast holdings of private equity, venture capital and commercial real estate in the event of a return to normal interest rates. Thus far, the expected deterioration in these sectors is proceeding about on schedule, with the first wave of write-downs taking place in the more speculative corners of venture capital and commercial real estate. A more widespread recognition of the new reality in private equity and the larger components of venture portfolios has yet to be taken. We assume that it is on its way and may be part of a sequence that creates sufficient alarm to prompt the Fed to ease more quickly than they are currently suggesting.

The second, more salutary residue from the monetary excesses of the early portion of this decade can be seen in measures of system liquidity. The tricky aspect of these is the necessity of looking at them in terms of levels rather than the accepted rate-of-change metrics. We can find no theoretical or academic discussions for this approach, but recent levels strike us as sufficiently anomalous to demand scrutiny.

Many commentators have cited the declines in monetary aggregates over the past years as a harbinger of serious recession or worse. There is no doubt that the rate of contraction in broad money supply would, under normal circumstance, be a clear macroeconomic caution sign. The same can be said of the inverted yield curve. Both measures have led a majority of economists to call for recession for well over a year. Lots of head-scratching has ensued as recession has failed to arrive.

We have been of the view that the remarkable level of liquid and near-liquid assets in the hands of households and businesses would provide a reserve tank capable of propelling the economy even in the case of apparent contraction and policy restriction. The private sector’s balance sheet is similar to a five-hundred-pound individual who has managed to drop a hundred pounds. Smaller, but still enormous.

CROMWELL MARKETFIELD L/S FUND

Management Commentary

As of December 31, 2023 (Unaudited) — (Continued)

The only accepted technical notion that might be illustrative is Marshallian K, a measure of total liquidity to output that is the inverse of monetary velocity. On a global basis, this measure has never been close to its recent levels. In other words, the global money supply per unit of economic output has never been as abundant as at present. We suspect that this is a more pivotal metric than growth rates of monetary aggregates, but only time will tell.

Our portfolio approach to implementing our constructive view of the domestic economy has been largely mistaken. Our concentration in more cyclically sensitive areas at the expense of any net exposure to growth was almost exactly backwards. Globally traded goods were weighed down by substantial inventory overhangs remaining from the supply panic of 2022.

Serious weakness in China (another victim of the end of the free money era, not to mention the end of freedom in general) and much of Europe dampened demand for tradeable commodities and basic industrial goods. Any monetary easing from the major central banks should begin to reverse these pressures on the global economy and will likely mark the beginnings of a second wave of inflation.

Should it come to pass that a pivot toward easing rekindles a pricing cycle in globally traded goods and commodities that progresses into wider swaths of the economy, market responses may resemble those in the 1977-1980 episode. Bonds would enter a second stage of their secular downtrend; equity market breadth would narrow in response. Market leadership will migrate toward businesses with earnings leverage that correlates positively to accelerating producer prices and emerging markets should end their long stretch of underperformance.

A real shift in preferences among the small number of institutional managers still empowered to make portfolio allocations that diverge meaningfully from index and benchmark weightings will only take place if there is growing belief that a prolonged stretch of inflationary pressure is the new normal. Faith in the ability of central banks to steer economies toward salutary objectives will vanish and further corroborate global reaction against imperial elitism in all aspects of life. People who have graduated from childhood do not like being told what to do by distant coteries of strangers, no matter how gifted and insightful they profess to be.

CROMWELL MARKETFIELD L/S FUND

Management Commentary

As of December 31, 2023 (Unaudited) — (Continued)

The Fed and the comprehensive and far-reaching bureaucratic state are inventions of the 20th century that are approaching the end of their useful lives. The best description of the way forward for Western democracies was recently presented by, of all people, the President of Argentina to a gathering of the exalted few in the mountains of Switzerland. We hope that they listened closely and will take heed.

We are at a point in the cycle where enough time has elapsed since the onset of tightening to trigger some sort of discontinuous upset in sectors that cannot live with normal interest rates. Any weakness prompted by crisis would provide an opportunity to add to commodities and cyclical sectors, with the expectation that activity and prices will rebound by the second half of this year.

Michael C. Aronstein
President, CIO & Portfolio Manager
Marketfield Asset Management LLC
January 2024

CROMWELL FORESIGHT GLOBAL SUSTAINABLE INFRASTRUCTURE FUND

Management Commentary

As of December 31, 2023 (Unaudited)

For the period from inception on January 31, 2023 to December 31, 2023, the Cromwell Foresight Global Sustainable Infrastructure Fund (Institutional Class) returned -6.65%, compared to a total return of 1.67% for the S&P Global Infrastructure Index.

The velocity of interest rate hikes by central bankers resulted in an “annus horribi-lis” for infrastructure companies, most notably those with a higher degree of long-term contracted cash flows. Higher interest rates lower the present value of future cash flows, so the downside in infrastructure equities with long duration revenue streams was somewhat rational. However, at times, the quantum of the share prices moves was not.

By and large, infrastructure companies did well to adopt their strategies to a world where abundant cheap capital was no longer readily available. We observed a focus on deleveraging, accessing capital through avenues other than equity issuances, such as asset recycling or joint ventures, and investment pipelines narrowing to focus on high conviction markets or technologies.

The strategy’s Renewable Energy holdings weighed on performance throughout the year, with valuations hitting decade lows and sentiment negative. Despite this, 2023 set new records for the growth of renewable energy investment and portfolio holdings continued to execute on their strategic growth objectives. The struggles of the U.S. offshore wind market grabbed headlines, but this is a small part of the global market. Solar, onshore wind, and offshore wind outside of the U.S. continue to perform well and attract record flows of capital for new projects.

Digital Infrastructure delivered positive returns in 2023 and should remain one of the highest growth sub-sectors for the coming years. 2024 should provide a better view on the strength of demand for the data center space, with artificial intelligence continuing to work its way into the mainstream. Demand for data centers continues to be resilient, and an influx of new supply is likely to be hampered by permitting issues, primarily related to electricity grid constraints. This should translate to positive earnings growth, and reward data center businesses with well-developed pipelines.

The year-end rally in infrastructure companies reinforced our view that the fundamentals for the sector remain strong. The risk-free rate (the interest an investor could expect on a risk-free investment) shifting from barely above zero to north of 5% inevitably makes earnings growth harder to come by for all corporations, but the defensive nature of infrastructure businesses means it remains available. 2023

CROMWELL FORESIGHT GLOBAL SUSTAINABLE INFRASTRUCTURE FUND

Management Commentary

As of December 31, 2023 (Unaudited) — (Continued)

has shown that companies which own operational infrastructure assets will likely continue to generate growing cash flows, and the delivery of selected pipeline investments has the potential to drive additional earnings growth.

The primary “known unknown” in 2024 is the impact of higher interest rates on the economy and, more directly, corporate earnings. In a slower growth, higher interest rate, environment where earnings growth is harder to come by, the defensive nature of infrastructure should be recognized by investors. Core and Social Infrastructure companies do not have to do much to grow earnings and dividends, and on starting yields north of 7%, they look attractive. Visibility on where peak interest rates settle enables confidence in pricing real assets. With public market valuations looking cheap, and institutional dry powder looking for deals, merger and acquisition (M&A) activity may continue should a rebound in stock prices not occur.

The portfolio is constructed to invest in companies that are structurally supported by three long-term themes: decarbonization, digital infrastructure that supports a digital world, and the need for traditional infrastructure projects that support everyday life. We continue to view both the renewable energy and digital infrastructure sectors as attractively positioned for growth, with traditional infrastructure a low risk and high-income diversifier. Increased digitization of global economies is a structural trend expected to continue for many years and demand for the infrastructure used by the digital world should remain insulated from shorter term economic cycles. The energy transition trend and global decarbonization imperative also continues to provide attractive investment opportunities for the strategy across the renewable energy and energy efficiency sectors. Performance in 2023 suffered from a relatively larger allocation to renewable energy stocks. The sector remains a conviction investment theme within the portfolio, with the positioning driven by the attractive valuations on offer.

Nick Scullion
Partner and Lead Portfolio Manager
Foresight Group
December 31, 2023

Eric Bright, CFA
Senior Investment Manager and Co-Portfolio Manager
Foresight Group
December 31, 2023

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Management Commentary

As of December 31, 2023 (Unaudited)

There are a few insights that we’d like to share as we reflect on 2023 and position our portfolio for 2024.

First, time in the market is more important than timing the market. The second half of 2023 was turbulent as the market sold off from August through October on strong economic data that heightened the risk that interest rates would stay higher for longer before reversing course late in the year. November and December were particularly strong as investors grew more confident that the Federal Reserve’s rate tightening cycle had come to an end. In prior letters, we discussed how inflation had been moderating and our view that the Federal Funds Rate of 5.50% was adequately restrictive to combat slowing inflation. While we didn’t know when it would happen, we believed that an inflection point was near. It appears the market inflected positively in November. During the last 2 months of the year, the S&P 500 returned 14.09% while our portfolio returned 19.33%. This strong performance helped more than offset the 8.25% drawdown for the S&P from August through October. For the 8-month period from May to December, the S&P 500 returned 15.67% compared to our portfolio’s return of 22.59%. As the market waxes and wanes, we remain near fully invested and aim to use market fluctuations to capitalize on new opportunities.

Second, the market broadens out. 2023 was resilient in many ways. We experienced several important events including two regional wars, the collapse of several U.S. regional banks, and continued stress for commercial office buildings. The market’s return was strong but narrow. In 2023, the S&P 500’s returns were led by seven mega-cap technology companies, or the “Magnificent Seven” (Apple, Microsoft, Alphabet, Amazon, Nvidia, Meta and Tesla). In fact, these seven stocks contributed 21.59% of the market’s 26.29% return for the full year. Meanwhile, the S&P 500 Equal Weight Index returned 13.87%, a strong but less impressive return relative to its market-cap weighted counterpart.1

We are proud that our strategy performed relative to the market despite constructing a portfolio that looks very different than the overall market. Our active share is about 80%, meaning our portfolio’s names and weights are 80% different than that of the S&P 500, which again saw seven companies drive much of the performance for the year. Since the October lows, the market has started to broaden out, which we believe should benefit our portfolio.

1 TCM and Bloomberg

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Management Commentary

As of December 31, 2023 (Unaudited) — (Continued)

Third, valuation matters. While the overall market’s price to earnings (P/E) is about 20x estimated earnings for 2024, this is lifted by higher valued technology companies. As shown in the table below, the overall market’s P/E is closer to 18x excluding the Magnificent Seven, who trade at over 27x. Many sectors are also selling at a discount to the market multiple. We think this is an important and relevant observation as we start 2024.

Fourth, earnings growth drives stock prices. While there are many factors that influence a company’s stock price, we believe that over time, earnings growth is one of the most important factors that drive stock prices. Over the past two years, as interest rates increased, the multiple investors paid for stocks declined. Now that the Federal Reserve’s tightening policy is coming to an end, we believe multiples will stabilize and company fundamentals will again take the front seat in driving stock price appreciation. We see this as a strong set up for our portfolio, which consists of companies that have the potential to grow earnings faster than the overall market. For 2024, our portfolio is expected to grow earnings 14% compared to the S&P 500’s earnings growth of 12%.2

		P/E Ratio NTM				P/E Ratio NTM
Sector	1/3/2023	12/29/2023	Change	Sector	1/3/2023	12/29/2023	Change
S&P 500	16.9x	19.8x	2.9x	Near-Cyclicals
S&P 500	16.2x	17.9x	1.7x	Financials	13.6x	15.1x	1.5x
ex-Magnificent 7				Real Estate	33.8x	37.6x	3.8x
Magnificent 7	20.4x	27.5x	7.1x	Energy	9.7x	10.8x	1.2x
Russell 2000	23.9x	25.8x	1.9x
S&P 600	11.9x	15.3x	3.4x
Defensives
Cyclicals				Healthcare	17.6x	18.3x	0.7x
Info Tech ex-Mag 7	17.2x	23.8x	6.5x	Consumer Staples	20.5x	19.4x	(1.1x)
Discretionary	17.8x	18.3x	0.4x	Utilities	18.5x	15.7x	(2.8x)
ex-Magnificent 7
Comm. Services	12.6x	13.4x	0.9x
ex-Magnificent 7
Materials	16.0x	19.7x	3.7x

Source: Fundstrat and Bloomberg estimates; NTM is next twelve months. Stated growth rates are estimates and may not be realized. Data as of 12/31/23.

2 Weighted-average earnings growth based on Bloomberg consensus estimates.

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Management Commentary

As of December 31, 2023 (Unaudited) — (Continued)

Portfolio Positioning

We hold a portfolio of leading companies that provide essential services that we believe will result in attractive revenue and earnings growth. For instance, 35-40% of our portfolio consists of technology companies like Microsoft (MSFT), Amazon (AMZN), Intuit (INTU), and Palo Alto Networks (PANW). These companies provide essential services that can withstand many economic stresses. Additionally, demand for these company’s services continues to grow as customers invest in generative AI and these companies embed AI into their own solutions.

About 10-15% of our portfolio is invested in healthcare services companies. These include Danaher (DHR), IQVIA (IQV), and Catalent (CTLT). These companies provide essential products and services that enable the discovery and commercialization of drugs and offer investors an opportunity to participate in the growth of some of the most innovative therapies.

Finally, we strive to invest in companies that are led by executives who reinvest earnings and cash flow in strategic and smart ways. This is perhaps one of the most enjoyable parts of our work. We analyze our prospective company’s business models, competitive positioning, and capital allocation. When we find companies that meet our criteria, we often wish that we could buy the whole company. Here are a few examples of companies with strong capital allocation.

AerCap (AER) is a leading airplane leasing company. In 2021, AerCap purchased GE’s airplane leasing business at about 40% discount to equity book value. This was a once in a lifetime opportunity and catapulted AerCap as the largest lessor in the market. AerCap’s GE transaction was financed with fixed term debt at below 3% and a GE equity stake. Since this acquisition, AerCap has de-levered the balance sheet, achieved investment grade status, sold certain assets at a material gain, reduced GE’s equity stake to 0%, and pivoted to share repurchases by buying back ~18% of its market cap in 2023. Despite the stock being up over 28% in 2023, we believe AerCap is still selling at a discount to its true book value and are encouraged for book value growth over the next several years.

Entegris (ENTG) is a leading semiconductor materials and services company. Entegris’ advanced materials and process solutions are used by all the major semiconductor manufacturers to reduce defects and maximize yields during the chip manufacturing process. In 2022, Entegris purchased CMC Materials for

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Management Commentary

As of December 31, 2023 (Unaudited) — (Continued)

$6 billion, a competitor with complementary products. After the acquisition was completed, Entegris integrated much of CMC’s products and announced over $1 billion of non-core asset sales. Most of these sales will be completed in the first half of 2024, the proceeds of which will help Entegris pay down the debt they issued to purchase CMC Materials. We believe the combined company is well positioned as semiconductor manufacturing recovers and accelerates over the next three-to-five years.

Danaher (DHR) is a leading provider of life science equipment and diagnostics solutions. Danaher’s management has a terrific history of smart acquisitions and strategic spin-off of slower growing segments. We’ve owned Danaher for nearly 10 years. Over that time, Danaher has transformed from a global industrial conglomerate to one that is focused on life sciences and healthcare, raising its organic growth rate from low-to-mid-single digits to mid-single-digit-plus. In 2023, Danaher took another step in that direction by spinning off its more cyclical water quality and product identification businesses into Veralto (VLTO). Danaher now has the capacity to make another value-enhancing acquisition. With capital markets thawing, we wouldn’t be surprised to hear from Danaher over the next one to two years.

We are happy to have produced strong 2023 results and are focused on continuing to find great companies to grow shareholder assets.

Quoc Tran
Chairman and Chief Investment Officer
Tran Capital Management
January 2024

Michael Im, CFA
Co-Portfolio Manager and Director of Research
Tran Capital Management
January 2024

CROMWELL GREENSPRING MID CAP FUND

Management Commentary

As of December 31, 2023 (Unaudited)

It was an exciting and eventful year as Greenspring Fund reorganized into the Crom-well Greenspring Mid Cap Fund in August. Prior to the reorganization, Greenspring Fund was a fund with a long history of having a flexible allocation strategy that typically included a mix of predominately equity securities and some fixed income exposure. As part of the reorganization, the Fund transitioned to a mid-cap equity fund, a sector of the market that was always well represented in Greenspring Fund’s portfolio. Given the investment strategy shift during the year, comparing the Fund’s 2023 results to its current Russell Midcap Index benchmark is less relevant than it will be in future years. However, for 2023, the Cromwell Greenspring Mid Cap Fund generated a solid 11.95% total return, with the equity investments in the portfolio delivering a gain of approximately 13.40%. This result trailed the 17.23% total return of the Russell Midcap Index, but the Fund’s equity performance demonstrated significantly less volatility, as evidenced by its standard deviation of 15.2% vs. 20.1% for the Index. This reduced volatility was most evident during the August through Octo-ber market sell-off, as the Fund experienced considerably less downside movement, while still being in position to participate in the year-end rally.

The Fund’s holdings within the Industrials sector were the biggest positive contributors to performance during 2023. The Fund benefited not only from being significantly overweight the sector versus the Russell Midcap Index, but several of the Fund’s large holdings in the Industrial sector performed especially well. In particular, MYR Group and EMCOR Group posted significant gains during the year, driven by strong results and favorable outlooks for continued earnings growth. Both companies benefit from demand tailwinds associated with the transition to greater and more efficient use of electricity. The redevelopment of manufacturing capacity to provide critical supply chain resilience, government support for domestic manufacturing of electric vehicles and semiconductors, and further expansion of data centers to support the development of artificial intelligence are several drivers of the solid growth outlook for these companies. Republic Services was another holding that delivered a strong gain for the Fund. The nation’s second largest waste disposal company, Republic had another strong earnings year, driven by pricing gains and excellent acquisition integration execution, leading to higher-than-expected free cash flow generation. A long-time, large Fund holding, Republic also proved to be a strong ballast during the market correction from August to October. We expect the Company to continue to increase shareholder value through solid operational execution and accretive free cash flow deployment, particularly through acquisitions.

The Fund experienced negative performance in two sectors during the year—Health-care and Utilities. Fortunately, the Fund had underweight positions in these sectors, thus providing a positive contribution to relative performance versus the Russell

CROMWELL GREENSPRING MID CAP FUND

Management Commentary

As of December 31, 2023 (Unaudited) — (Continued)

Midcap Index, given that these sectors also underperformed within the Index. The biggest area of the Fund’s relative underperformance was in the Information Technology sector, where the Fund was underweight compared to the Index, and its holdings underperformed as well. The Fund’s underweight position is a general reflection of finding what we believe is better value in other sectors, as our focus on companies with strong balance sheets and free cash flow generation trading at reasonable valuations often keeps us away from fast-growing companies trading at lofty price multiples given the high expectations and increased volatility commonly associated with these types of companies. While our underweight position in this sector significantly helped performance during 2022, shares of many of these types of companies bounced back in 2023, especially as interest rates decreased in the fourth quarter.

Looking forward, we are hopeful that the more dovish approach of the Federal Reserve now expected by the investment community will allow investors to change their focus from obsessive “Fed watching” to the valuations and fundamentals of individual companies. In today’s environment, we see the valuation of mid-cap stocks as particularly attractive, with a large disconnect in the price-to-earnings (P/E) multiples between mid- and large-cap stocks. As of December 2023, the estimated 2024 P/E of the Russell Midcap Index was approximately 15% lower than the S&P 500 Index’s—one of the largest disparities in over twenty years! We believe the Fund is very well positioned with the market likely to reward our emphasis on investing in well-capitalized businesses run by management teams with strong track records of creating shareholder value. Combined with our overriding focus on companies that generate high levels of free cash flow and are benefitting from secular and/or company specific tailwinds, we believe the portfolio is favorably situated for a variety of market environments.

We strive to produce solid long-term returns for the Fund’s shareholders, with lower volatility along the way. The last two years have been a great example of this strategy in action. Equity prices declined sharply during 2022, as investors wrestled with the difficulty of trying to predict economic growth, inflation, and the direction of monetary policy, but bounced back markedly in 2023. During this two-year period, the Fund’s equity investments outperformed the Russell Midcap Index (+3.47% vs. -3.07% on a cumulative basis) and delivered this performance with less volatility, as measured by its significantly lower standard deviation (17.4% vs. 21.8%). We firmly believe that less volatile performance, especially during periods of macroeconomic and geopolitical uncertainty, helps shareholders and advisors avoid the risk of making anxiety-driven investment decisions at the wrong time and stay focused on long-term investment goals.

CROMWELL GREENSPRING MID CAP FUND

Management Commentary

As of December 31, 2023 (Unaudited) — (Continued)

We are excited to be a part of the Cromwell Funds family and are confident that the Fund can continue to help investors achieve their goals of steady, consistent long-term performance.

Charles vK. Carlson
President, Portfolio Manager and Co-CIO
Corbyn Investment Management
December 31, 2023

Michael Goodman
Portfolio Manager and Senior Investment Analyst
Corbyn Investment Management
December 31, 2023

CROMWELL FUNDS

Disclosures

December 31, 2023 (Unaudited)

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible.

CenterSquare Real Estate Fund Risks: The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions. A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund. Investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods. Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of economic or political factors, market conditions, disasters or public health issues, or in response to events that affect particular industries or companies. Companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Marketfield L/S Fund Risks: The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may also use options and futures contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates, and currency exchange rates. However, a mutual fund investor’s risk is limited to the amount invested in a fund. Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (NAV), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. Foreign securities are subject to interest rate, currency exchange rate, economic, and political risks. These risks may be greater for emerging markets. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Investing in mid-cap stocks may carry more risk than investing in stocks of larger, more well-established companies. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and

CROMWELL FUNDS

Disclosures

December 31, 2023 (Unaudited) — (Continued)

interest than higher-rated securities. Investments in asset-backed and mortgage-backed securities involve additional risks such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. The Fund involves the risk that the macroeconomic trends identified by portfolio management will not come to fruition and their advantageous duration may not last as long as portfolio management forecasts. The Fund may invest in derivatives, which may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

Foresight Global Sustainable Infrastructure Fund Risks: The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. Environmental, Social and Governance (ESG) and Sustainable investing may take into consideration factors beyond traditional financial information to select securities, which could result in relative investment performance deviating from other strategies or broad market benchmarks, depending on whether such sectors or investments are in or out of favor in the market. Further, ESG and Sustainable investing strategies may rely on certain values-based criteria to eliminate exposures found in similar strategies or broad market benchmarks, which could also result in relative investment performance deviating. There is no assurance that employing ESG and Sustainable strategies will result in more favorable investment performance. The Sub-Adviser utilizes its own company research, additional external research and the portfolio manager’s judgment to determine if a company is contributing positively to sustainable development. Infrastructure companies may be subject to a variety of factors that may adversely affect their business, including high interest costs, high leverage, regulation costs, economic slowdown, surplus capacity, increased competition, lack of fuel availability and energy conversation policies. The Fund is non-diversified and therefore a greater percentage of holdings may be focused in a small number of issuers or a single issuer, which can place the Fund at greater risk. The Fund is new with no operating history. Investing in Master Limited Partnerships (MLPs) involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (NAV), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.

Tran Sustainable Focus Fund Risks: The Fund normally invests its assets in the common stocks of approximately 15 to 25 mid- and large-cap companies with a sustainable competitive advantage. In addition, the Fund may from time to time

CROMWELL FUNDS

Disclosures

December 31, 2023 (Unaudited) — (Continued)

purchase a common stock that does not meet this criteria if, in the investment advisor’s opinion, the stock represents a particularly attractive investment opportunity. While most assets will be invested in U.S. common stocks, other securities may also be purchased in keeping with the Fund’s investment objectives. The Fund is non-diversified, which means that a significant portion of the Fund’s assets may be invested in the securities of a single or small number of companies and/or in a more limited number of sectors than a diversified mutual fund. The Fund is subject to greater risk and could fluctuate in value more than other mutual funds diversified across a greater number of securities and industries. The Sub-Adviser’s use of its ESG framework could cause it to perform differently compared to funds that do not have such a policy. The criteria related to this ESG framework may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so.

Greenspring Mid Cap Fund Risks: Mid-capitalization companies may be subject to greater price volatility, significantly lower trading volumes, and cyclical, static or moderate growth prospects than equity securities of larger companies. The investment strategies, practices and risk analysis used may not produce the desired results.

Active share measures the percentage of stock holdings in a fund that differ from a benchmark. Alpha is the excess return of an investment relative to the return of a benchmark index. A basis point is one hundredth of one percent. Book value is the value of a security or asset as entered in a company’s books. Free cash flow is the cash a company generates after taking into consideration cash outflows that support its operations and maintain its capital assets. Price to earnings (P/E) measures a company’s current share price relative to its per-share earnings. The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. Standard deviation is a statistical measure of historical volatility.

The FTSE Nareit All Equity REITs Index is an index of U.S. equity REITs. Constituents include all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property. The Russell 2000 Index measures the performance of the 2,000 smaller companies included in the Russell 3000 Index. The Russell Midcap Index is comprised of approximately 800 publicly traded U.S. companies with market caps of between approximately $1.5 and $51 billion as of the last annual index reconstruction. The S&P Global Infrastructure Index is designed to track 75 companies from around the world that represent the listed infrastructure industry while maintaining liquidity and tradability. The S&P 500 Index is a capitalization-weighted index of 500 stocks.

CROMWELL FUNDS

Disclosures

December 31, 2023 (Unaudited) — (Continued)

The S&P 500 Equal Weight Index is the equal-weight version of the S&P 500 with each company allocated a fixed weight of 0.2% at each quarterly rebalance. The S&P 600 Index measures the small-cap segment of the U.S. equity market. Indices are unmanaged, are not available for investment and do not incur expenses.

Earnings growth is not representative of the Fund’s future performance.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

Cromwell Funds distributed by Foreside Fund Services, LLC.

CROMWELL CENTERSQUARE REAL ESTATE FUND

Fund Performance

As of December 31, 2023 (Unaudited)

Comparison of $10,000 Investment

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-855-625-7333. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of December 31, 2023
					Since
	1 year	3 years	5 years	10 years	Inception(6)
Investor Class(2)	11.70%	5.45%	7.01%	7.53%	8.03%
Institutional Class(3)	11.71%	5.54%	7.13%	N/A	4.70%
FTSE Nareit All Equity REITs Index(4)	11.36%	5.70%	7.59%	7.95%	8.29%
S&P 500® Index(5)	26.29%	10.00%	15.69%	12.03%	8.30%

(1)	Effective on March 7, 2022, AMG Managers CenterSquare Real Estate Fund, a series of AMG Funds I (the “Predecessor Fund”), reorganized into the Fund. Performance shown prior to March 7, 2022, is that of the Predecessor Fund. The Predecessor Fund had the same investment objectives, strategies and portfolio management team as the Fund as of the date of the reorganization.
(2)	Prior to March 7, 2022, the Investor Class was known as Class N. The Investor Class commenced operations on December 31, 1997.
(3)	Prior to March 7, 2022, the Institutional Class was known as Class I. The Institutional Class commenced operations on February 24, 2017.
(4)	The FTSE Nareit All Equity REITs Index is an index of U.S. equity REITs. Constituents include all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property. Indices are unmanaged, are not available for investment and do not incur expenses.

CROMWELL CENTERSQUARE REAL ESTATE FUND

Fund Performance

As of December 31, 2023 (Unaudited) — (Continued)

(5)	The S&P 500 Index is a capitalization-weighted index of 500 stocks. Indices are unmanaged, are not available for investment and do not incur expenses.
(6)	Since Inception returns for the benchmarks are as of the inception of the Investor Class (December 31, 1997).

The following is expense information for the Cromwell CenterSquare Real Estate Fund as disclosed in the most recent prospectus dated April 30, 2023: Investor Class – Gross Expenses: 1.11%, Net Expenses: 1.12%; Institutional Class – Gross Expenses: 1.01%, Net Expenses: 1.02%. The Fund’s Investment Adviser has contractually agreed to limit fund operating expenses through 4/30/24. Please refer to the prospectus for detailed information.

CROMWELL MARKETFIELD L/S FUND

Fund Performance

As of December 31, 2023 (Unaudited)

Comparison of $25,000 Investment(1)

The chart assumes an initial investment of $25,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-855-625-7333. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of December 31, 2023
					Since
	1 year	3 years	5 years	10 years	Inception(7)
Investor Class(3)	-0.34%	3.53%	8.28%	1.86%	3.12%
Investor Class (Max 5.50% Load)(4)	-0.34%	1.60%	7.06%	1.28%	2.60%
Institutional Class(5)	-0.10%	3.79%	8.55%	2.10%	5.19%
S&P 500® Index(6)	. 26.29%	10.00%	15.69%	12.03%	9.68%

(1)	$25,000 is the minimum required investment in the Cromwell Marketfield L/S Fund’s Institutional Class.
(2)	During the past 10 years, the Fund was a series of different registered investment companies. The Fund launched on July 31, 2007, as a series of Trust for Professional Managers (“TPM”). The Fund reorganized into the MainStay Marketfield Fund as a series of Mainstay Funds Trust on October 5, 2012. On April 8, 2016, the Fund reorganized back into the Marketfield Fund (the “Predecessor Fund”) as part of TPM where it remained until March 14, 2022, when it reorganized into the Fund. The Predecessor Fund had the same investment objectives, strategies and portfolio management team as the Fund as of the date of the reorganization.
(3)	Prior to March 14, 2022, the Investor Class was known as Class A. The Investor Class commenced operations on October 5, 2012.
(4)	Performance figures reflect the imposition of the Class A sales load prior to March 14, 2022. Going forward, Investor Class shares will have no sales load.
(5)	Prior to March 14, 2022, the Institutional Class was known as Class I. The Institutional Class commenced operations on July 31, 2007.
(6)	The S&P 500 Index is a capitalization-weighted index of 500 stocks. Indices are unmanaged, are not available for investment and do not incur expenses.
(7)	Since Inception returns for the benchmarks are as of the inception of the Institutional Class on July 31, 2007.

CROMWELL MARKETFIELD L/S FUND

Fund Performance

As of December 31, 2023 (Unaudited) — (Continued)

The following is expense information for the Cromwell Marketfield L/S Fund as disclosed in the most recent prospectus dated April 30, 2023: Investor Class – Gross Expenses: 2.50%, Net Expenses: 2.31%; Institutional Class – Gross Expenses: 2.25%, Net Expenses: 2.06%. The Fund’s Investment Adviser has contractually agreed to limit fund operating expenses through 4/30/24. Please refer to the prospectus for detailed information.

CROMWELL FORESIGHT GLOBAL SUSTAINABLE INFRASTRUCTURE FUND

Fund Performance

As of December 31, 2023 (Unaudited)

Comparison of $10,000 Investment

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-855-625-7333. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return as of December 31, 2023

Since
Inception(4)
Institutional Class(1)	-6.65%
S&P Global Infrastructure Index(2)	1.67%
S&P 500® Index(3)	18.82%

(1)	The Institutional Class commenced operations on January 31, 2023.
(2)	The S&P Global Infrastructure Index is designed to track 75 companies from around the world that represent the listed infrastructure industry while maintaining liquidity and tradability. Indices are unmanaged, are not available for investment and do not incur expenses.
(3)	The S&P 500 Index is a capitalization-weighted index of 500 stocks. Indices are unmanaged, are not available for investment and do not incur expenses.
(4)	Since Inception returns for the benchmarks are as of the inception of the Institutional Class (January 31, 2023).

The following is expense information for the Cromwell Foresight Global Sustainable Infrastructure Fund as disclosed in the most recent prospectus dated January 31, 2023: Institutional Class – Gross Expenses: 1.73%, Net Expenses: 1.33%. The Fund’s Investment Adviser has contractually agreed to limit fund operating expenses through 1/31/25. Please refer to the prospectus for detailed information.

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Fund Performance

As of December 31, 2023 (Unaudited)

Comparison of $10,000 Investment

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-855-625-7333. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of December 31, 2023

					Since
	1 year	3 years	5 years	10 years	Inception(6)
Investor Class(2)	25.73%	0.53%	13.19%	8.12%	7.87%
Investor Class (Max 5.50% Load)(3)	25.73%	-1.17%	12.02%	7.57%	7.53%
Institutional Class(4)	26.03%	0.79%	13.47%	8.39%	8.14%
S&P 500® Index(5)	26.29%	10.00%	15.69%	12.03%	9.62%

(1)	Effective on August 8, 2022, Tran Capital Focused Fund (the “Predecessor Fund”), reorganized into the Fund. Performance shown prior to August 8, 2022, is that of the Predecessor Fund. The Predecessor Fund had the same investment objectives, strategies and portfolio management team as the Fund as of the date of the reorganization.
(2)	Prior to August 8, 2022, the Investor Class was known as Class A. The Investor Class commenced operations on September 6, 2007.
(3)	Performance figures reflect the imposition of the Class A sales load prior to August 8, 2022. Going forward, Investor Class shares will have no sales load.
(4)	Prior to August 8, 2022, the Institutional Class was known as Class I. The Institutional Class commenced operations on September 6, 2007.
(5)	The S&P 500 Total Return Index is a capitalization-weighted index of 500 stocks. Indices are unmanaged, are not available for investment and do not incur expenses.
(6)	Since Inception returns for the benchmarks are as of the inception of the Fund (September 6, 2007).

The following is expense information for the Cromwell Tran Sustainable Focus Fund as disclosed in the most recent prospectus dated August 31, 2023: Investor Class – Gross Expenses: 1.96%, Net Expenses: 1.10%; Institutional Class – Gross Expenses: 1.71%, Net Expenses: 0.85%. The Fund’s Investment Adviser has contractually agreed to limit fund operating expenses through 8/31/24. Please refer to the prospectus for detailed information.

CROMWELL GREENSPRING MID CAP FUND

Fund Performance

As of December 31, 2023 (Unaudited)

Comparison of $10,000 Investment

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 1-855-625-7333. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of December 31, 2023

					Since
	1 year	3 years	5 years	10 years	Inception
Institutional Class(2)	11.95%	9.05%	10.22%	5.65%	8.94%
Russell Midcap® Index(3)(4)	17.23%	5.92%	12.68%	9.42%	N/A
Russell 3000® Value Index(5)	11.66%	8.81%	10.84%	8.28%	N/A

(1)	Effective on August 14, 2023, Greenspring Fund, Incorporated (the “Predecessor Fund”), reorganized into the Fund. Performance shown prior to August 14, 2023 is that of the Predecessor Fund. Following the reorganization, the Fund made certain changes to its principal investment strategies. Accordingly, performance information shown prior to the reorganization is based on the Predecessor Fund’s principal investment strategies, and may not be representative of the Fund’s performance under its current principal investment strategies.
(2)	Prior to August 14, 2023, the Fund consisted of one class. The Institutional Class commenced operations on July 1, 1983.
(3)	Effective August 14, 2023, the Russell Midcap® Index has replaced the Russell 3000® Value Index as the Fund’s broad-based securities market index because it more closely aligns with the principal investment strategies of the Fund.
(4)	The Russell Midcap® Index measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index.
(5)	The Russell 3000® Value Index is a market-capitalization weighted equity index and includes those Russell 3000® Index companies with lower price-to-book ratios and lower expected growth rates.

The following is expense information for the Cromwell Greenspring Mid Cap Fund as disclosed in the most recent prospectus dated August 14, 2023: Institutional Class – Gross and Net Expenses: 1.11%. The Fund’s Investment Adviser has contractually agreed to limit fund operating expenses through 8/14/25. Please refer to the prospectus for detailed information.

CROMWELL CENTERSQUARE REAL ESTATE FUND
Holdings Presentations(1)
As of December 31, 2023 (Unaudited)

PORTFOLIO BREAKDOWN
(% OF NET ASSETS)
Diversified	29.3%
Warehouse/Industrials	12.4%
Health Care	12.3%
Apartments	11.2%
Storage	7.5%
Single Tenant	6.4%
Shopping Centers	5.8%
Office Property	5.2%
Hotels.	2.9%
Manufactured Homes	2.7%
Regional Malls	2.4%
Real Estate Management/Services	1.0%

TOP TEN EQUITY HOLDINGS
(% OF NET ASSETS)
American Tower Corp	9.7%
Prologis, Inc.	8.1%
Equinix, Inc.	7.0%
Extra Space Storage, Inc.	4.1%
Welltower, Inc.	3.7%
Ventas, Inc.	3.7%
SBA Communications Corp.	3.7%
Digital Realty Trust, Inc	3.2%
Equity Residential	3.0%
Sun Communities, Inc.	2.7%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

CROMWELL MARKETFIELD L/S FUND

Holdings Presentations(1)

As of December 31, 2023 (Unaudited)

ALLOCATION OF PORTFOLIO ASSETS
(% OF NET ASSETS)
Common Stocks	86.9%
Other Assets Less Liabilities	42.7%
Exchange-Traded Funds	5.7%
Real Estate Investment Trusts Sold Short	(0.5)%
Exchange-Traded Funds Sold Short	(12.6)%
Common Stocks Sold Short.	(22.2)%

TOP TEN EQUITY HOLDINGS
(% OF NET ASSETS)
DR Horton, Inc.	4.3%
ConocoPhillips	3.9%
Nippon Steel Corp	3.7%
Schlumberger Ltd.	3.5%
VanEck Gold Miners ETF	3.4%
Caterpillar, Inc	3.4%
Deere & Co.	3.3%
Lennar Corp. - Class A	3.2%
Intuitive Surgical, Inc	3.2%
Costco Wholesale Corp.	3.1%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

CROMWELL FORESIGHT GLOBAL SUSTAINABLE INFRASTRUCTURE FUND

Holdings Presentations(1)

As of December 31, 2023 (Unaudited)

PORTFOLIO BREAKDOWN
(% OF NET ASSETS)
Renewables	38.6%
Diversified Infrastructure.	22.6%
Digital Infrastructure.	21.8%
Health Care	9.8%
Government Facilities	4.9%

COUNTRY EXPOSURE
(% OF NET ASSETS)
United States	28.9%
Canada.	19.0%
Guernsey	10.7%
Great Britain.	8.0%
New Zealand	6.2%
Spain	5.5%
Australia	5.0%
Jersey	4.8%
Germany	3.0%
Ireland	3.0%
Norway	2.0%
Luxembourg	1.6%

TOP TEN EQUITY HOLDINGS
(% OF NET ASSETS)
Boralex, Inc. - Class A.	5.6%
Cellnex Telecom SA	5.5%
Brookfield Renewable Partners LP.	5.1%
Transurban Group	5.0%
Easterly Government Properties, Inc.	5.0%
3i Infrastructure PLC	4.8%
Infratil Ltd.	4.6%
American Tower Corp	4.3%
Northland Power, Inc	4.3%
Clearway Energy, Inc. - Class C.	4.3%

(1)	Fund holdings, sector allocations and country exposure are subject to change at any time and are not recommendations to buy or sell any security.

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Holdings Presentations(1)

As of December 31, 2023 (Unaudited)

PORTFOLIO SECTOR BREAKDOWN
(% OF NET ASSETS)
Information Technology	23.9%
Materials	13.3%
Industrials.	12.9%
Communication Services	12.5%
Consumer Discretionary	12.2%
Health Care	11.4%
Financials	7.8%
Energy	3.0%
Real Estate	2.5%

TOP TEN EQUITY HOLDINGS
(% OF NET ASSETS)
Microsoft Corp.	6.9%
Amazon.com, Inc.	6.7%
Danaher Corp	5.8%
Alphabet, Inc. - Class A	5.7%
Ferguson PLC	5.2%
Ball Corp.	5.1%
AerCap Holdings NV	5.0%
The Sherwin-Williams Co.	5.0%
Entegris, Inc.	4.8%
T-Mobile US, Inc.	4.3%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

CROMWELL GREENSPRING MID CAP FUND

Holdings Presentations(1)

As of December 31, 2023 (Unaudited)

PORTFOLIO SECTOR BREAKDOWN
(% OF NET ASSETS)
Industrials.	42.1%
Financials	11.6%
Communication Services	7.9%
Energy	6.8%
Consumer Discretionary	6.4%
Consumer Staples	6.4%
Materials	5.9%
Health Care	5.5%
Information Technology	3.1%
Real Estate	1.4%
Utilities.	1.3%

TOP TEN EQUITY HOLDINGS
(% OF NET ASSETS)
Republic Services, Inc.	9.3%
KBR, Inc.	7.8%
EMCOR Group, Inc.	5.8%
MYR Group, Inc.	5.6%
Johnson Controls International PLC	3.5%
DuPont de Nemours, Inc.	3.2%
Primis Financial Corp.	3.2%
Ziff Davis, Inc.	3.1%
W.R. Berkley Corp.	2.8%
Levi Strauss & Co. - Class A	2.6%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

CROMWELL FUNDS
Expense Examples
December 31, 2023 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transactions costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

ACTUAL EXPENSES

For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. Therefore, the second line of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, In addition, if transactional costs were included, your costs may have been higher.

CROMWELL FUNDS

Expense Examples

December 31, 2023 (Unaudited) — (Continued)

Cromwell CenterSquare Real Estate Fund

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(7/1/2023 to
	(7/1/2023)	(12/31/2023)	12/31/2023)
Investor Class
Actual(2)	$1,000.00	$1,081.00	$5.87
Hypothetical (5% return before expenses)	$1,000.00	$1,019.56	$5.70
Institutional Class
Actual(2)	$1,000.00	$1,081.60	$5.35
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.19

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.12% and 1.02% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended December 31, 2023 of 8.10% and 8.16% for the Investor Class and Institutional Class, respectively.

Cromwell Marketfield L/S Fund

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(7/1/2023 to
	(7/1/2023)	(12/31/2023)	12/31/2023)
Investor Class
Actual(2)	$1,000.00	$1,010.80	$9.12
Hypothetical (5% return before expenses)	$1,000.00	$1,016.13	$9.15
Institutional Class
Actual(2)	$1,000.00	$1,012.00	$7.86
Hypothetical (5% return before expenses)	$1,000.00	$1,017.39	$7.88

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.80% and 1.55% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended December 31, 2023 of 1.08% and 1.20% for the Investor Class and Institutional Class, respectively.

Cromwell Foresight Global Sustainable Infrastructure Fund

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(7/1/2023 to
	(7/1/2023)	(12/31/2023)	12/31/2023)
Institutional Class
Actual(2)	$1,000.00	$995.70	$5.28
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.05% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended December 31, 2023 of (0.43)% for the Institutional Class.

CROMWELL FUNDS

Expense Examples

December 31, 2023 (Unaudited) — (Continued)

Cromwell Tran Sustainable Focus Fund

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(7/1/2023 to
	(7/1/2023)	(12/31/2023)	12/31/2023)
Investor Class
Actual(2)	$1,000.00	$1,103.80	$5.83
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60
Institutional Class
Actual(2)	$1,000.00	$1,105.10	$4.51
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.10% and 0.85% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended December 31, 2023 of 10.38% and 10.51% for the Investor Class and Institutional Class, respectively.

Cromwell Greenspring Mid Cap Fund

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(7/1/2023 to
	(7/1/2023)	(12/31/2023)	12/31/2023)
Institutional Class
Actual(2)	$1,000.00	$1,057.10	$5.91
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.14% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended December 31, 2023 of 5.71% for the Institutional Class.

CROMWELL CENTERSQUARE REAL ESTATE FUND

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS – 1.03%
Real Estate Management/Services – 1.03%
Tricon Residential, Inc.	142,560	$ 1,297,296
TOTAL COMMON STOCKS
(Cost $1,100,155)		1,297,296

REAL ESTATE INVESTMENT TRUSTS – 98.08%
Apartments – 11.16%
AvalonBay Communities, Inc.	6,348	1,188,473
Camden Property Trust	14,040	1,394,032
Elme Communities	29,849	435,795
Equity Residential	62,540	3,824,946
Independence Realty Trust, Inc.	40,990	627,147
Invitation Homes, Inc.	94,440	3,221,348
UDR, Inc.	88,740	3,397,855
		14,089,596
Diversified – 29.30%
American Tower Corp	56,620	12,223,126
Broadstone Net Lease, Inc.	61,740	1,063,163
Digital Realty Trust, Inc	30,240	4,069,699
Equinix, Inc.	11,004	8,862,511
Lamar Advertising Co. – Class A	10,620	1,128,694
SBA Communications Corp.	18,290	4,639,990
VICI Properties, Inc	81,900	2,610,972
Weyerhaeuser Co.	68,820	2,392,871
		36,991,026
Health Care – 12.34%
CareTrust REIT, Inc.	37,920	848,650
Healthpeak Properties, Inc.	161,530	3,198,294
Medical Properties Trust, Inc	134,504	660,415
Omega Healthcare Investors, Inc.	48,640	1,491,302
Ventas, Inc.	93,310	4,650,570
Welltower, Inc.	52,420	4,726,711
		15,575,942
Hotels – 2.88%
DiamondRock Hospitality Co.	82,920	778,619
Host Hotels & Resorts, Inc.	113,350	2,206,924
Xenia Hotels & Resorts, Inc.	47,780	650,764
		3,636,307

See Notes to Financial Statements

CROMWELL CENTERSQUARE REAL ESTATE FUND

Schedule of Investments

December 31, 2023 — (Continued)

	Shares	Value
Manufactured Homes – 2.73%
Sun Communities, Inc.	25,810	$ 3,449,507
Office Property – 5.18%
Alexandria Real Estate Equities, Inc.	13,460	1,706,324
Boston Properties, Inc	22,200	1,557,774
Cousins Properties, Inc.	56,820	1,383,567
Douglas Emmett, Inc.	45,140	654,530
Kilroy Realty Corp.	25,540	1,017,514
Paramount Group, Inc.	42,750	221,017
		6,540,726
Regional Mall – 2.40%
Simon Property Group, Inc.	21,245	3,030,387
Shopping Centers – 5.82%
Brixmor Property Group, Inc.	96,790	2,252,304
Kimco Realty Corp.	105,920	2,257,155
Retail Opportunity Investments Corp.	102,030	1,431,481
RPT Realty	66,993	859,520
Urban Edge Properties	29,840	546,072
		7,346,532
Single Tenant – 6.36%
Agree Realty Corp.	48,511	3,053,768
NNN REIT, Inc.	46,520	2,005,012
Realty Income Corp.	51,670	2,966,891
		8,025,671
Storage – 7.47%
CubeSmart	26,890	1,246,351
Extra Space Storage, Inc.	32,400	5,194,692
Public Storage	9,830	2,998,150
		9,439,193
Warehouse/Industrial – 12.44%
First Industrial Realty Trust, Inc.	51,400	2,707,238
Prologis, Inc.	76,290	10,169,457
Rexford Industrial Realty, Inc.	50,500	2,833,050
		15,709,745
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $107,375,207)		123,834,632

See Notes to Financial Statements

CROMWELL CENTERSQUARE REAL ESTATE FUND

Schedule of Investments

December 31, 2023 — (Continued)

	Shares	Value
Total Investments
(Cost $108,475,362) – 99.11%.		$125,131,928
Other Assets in Excess of Liabilities - 0.89%		1,128,857
TOTAL NET ASSETS – 100.00%		$126,260,785

See Notes to Financial Statements

CROMWELL MARKETFIELD L/S FUND

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS – 86.93%
Automobiles – 5.10%
Tesla, Inc. (a)	12,909	$ 3,207,628
Toyota Motor Corp. - ADR	20,530	3,764,792
		6,972,420
Building Products – 0.65%
TOTO Ltd. (b)	33,886	892,331
Chemicals – 2.91%
The Sherwin-Williams Co. (c)	12,762	3,980,468
Construction Materials – 2.47%
Eagle Materials, Inc.	16,677	3,382,763
Consumer Staples Distribution & Retail – 3.07%
Costco Wholesale Corp. (c)	6,358	4,196,789
Electrical Equipment – 2.26%
Rockwell Automation, Inc. (c)	9,975	3,097,038
Electronic Equipment, Instruments & Components – 2.36%
Keyence Corp. (b)	7,324	3,226,715
Energy Equipment & Services – 3.51%
Schlumberger Ltd. (c)	92,203	4,798,244
Ground Transportation – 5.30%
Norfolk Southern Corp. (c)	15,963	3,773,334
Union Pacific Corp. (c)	14,173	3,481,172
		7,254,506
Health Care Equipment & Supplies – 3.21%
Intuitive Surgical, Inc. (a)(c)	13,034	4,397,150
Hotels, Restaurants & Leisure – 0.78%
Dalata Hotel Group PLC (b)	207,835	1,060,008
Household Durables – 9.72%
DR Horton, Inc. (c)	39,005	5,927,980
Lennar Corp. - Class A (c)	29,641	4,417,695
Mohawk Industries, Inc. (a)(c)	28,513	2,951,095
		13,296,770
Machinery – 9.31%
Caterpillar, Inc. (c)	15,834	4,681,639
Cummins, Inc. (c)	14,785	3,542,042
Deere & Co. (c)	11,265	4,504,536
		12,728,217

See Notes to Financial Statements

CROMWELL MARKETFIELD L/S FUND

Schedule of Investments

December 31, 2023 — (Continued)

	Shares	Value
Marine Transportation – 4.03%
Genco Shipping & Trading Ltd.	137,005	$ 2,272,913
Star Bulk Carriers Corp.	152,506	3,242,277
		5,515,190
Metals & Mining – 14.58%
Anglo American PLC (b)	50,188	1,260,633
Barrick Gold Corp. (c)	136,014	2,460,493
Compania de Minas Buenaventura SA - ADR	97,865	1,491,463
Freeport-McMoRan Copper & Gold, Inc. (c)	70,949	3,020,299
MMC Norilsk Nickel PJSC - ADR (a)(d)(e)	105,916	–
Nippon Steel Corp. (b)	223,900	5,129,057
Rio Tinto PLC - ADR	36,239	2,698,356
Wheaton Precious Metals Corp.	78,802	3,888,091
		19,948,392
Oil, Gas & Consumable Fuels – 15.78%
Chevron Corp. (c)	23,665	3,529,872
ConocoPhillips (c)	45,389	5,268,301
Devon Energy Corp. (c)	66,451	3,010,230
EOG Resources, Inc. (c)	19,299	2,334,214
Golar LNG Ltd	88,634	2,037,696
Marathon Petroleum Corp.	20,764	3,080,547
Whitehaven Coal Ltd. (b)	459,131	2,327,787
		21,588,647
Real Estate Management & Development – 1.89%
The St. Joe Co.	42,951	2,584,791
TOTAL COMMON STOCKS
(Cost $75,411,526)		118,920,439

EXCHANGE TRADED FUNDS – 5.73%
SPDR S&P Oil & Gas Exploration & Production ETF (c)	22,753	3,115,114
VanEck Gold Miners ETF (c)	152,109	4,716,900
VanEck Russia ETF (d)(e)	81,903	–
TOTAL EXCHANGE TRADED FUNDS
(Cost $7,948,934)		7,832,014

See Notes to Financial Statements

CROMWELL MARKETFIELD L/S FUND

Schedule of Investments

December 31, 2023 — (Continued)

	Shares	Value
Total Investments
(Cost $83,360,460) – 92.66%.		$126,752,453
Securities Sold Short - (35.34)%.		(48,336,189)
Other Assets in Excess of Liabilities – 42.68%.		58,375,642
TOTAL NET ASSETS – 100.00%		$136,791,906

(a) (b)	Non-income producing security. Foreign issued security.
(c)	All or a portion of this security is pledged as collateral for securities sold short with an aggregate fair value of $56,266,295 as of December 31, 2023.
(d)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
(e)	As of December 31, 2023, the Valuation Designee has fair valued these securities. The value of these securities were $0, which represents 0.00% of total net assets.

Abbreviations:

ADR American Depositary Receipt

Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
PLC PJSC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability. An abbreviation used by many countries to signify an open joint-stick company.
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to Financial Statements

CROMWELL MARKETFIELD L/S FUND

Schedule of Investments

December 31, 2023 — (Continued)

	Shares	Value
SECURITIES SOLD SHORT – 35.34%

COMMON STOCKS – 22.26%
Banks – 4.46%
Bank Of America Corp.	(87,795)	$ (2,956,058)
JPMorgan Chase & Co.	(18,461)	(3,140,216)
		(6,096,274)
Capital Markets – 15.52%
BlackRock, Inc.	(6,847)	(5,558,395)
Blackstone, Inc.	(25,742)	(3,370,143)
Brookfield Corp.	(96,001)	(3,851,560)
Coinbase Global, Inc. - Class A (a)	(5,264)	(915,515)
Invesco Ltd.	(85,493)	(1,525,195)
The Carlyle Group, Inc.	(76,436)	(3,110,181)
The Goldman Sachs Group, Inc.	(7,529)	(2,904,462)
		(21,235,451)
Consumer Finance – 2.28%
Synchrony Financial	(81,550)	(3,114,394)
TOTAL COMMON STOCKS
(Proceeds $24,592,882)		(30,446,119)

EXCHANGE TRADED FUNDS – 12.57%
Invesco QQQ Trust Series 1	(26,752)	(10,955,479)
iShares MSCI Germany ETF	(209,918)	(6,232,465)
TOTAL EXCHANGE TRADED FUNDS
(Proceeds $13,017,143)		(17,187,944)

REAL ESTATE INVESTMENT TRUSTS – 0.51%
Office Real Estate Investment Trusts – 0.51%
Vornado Realty Trust.	(24,854)	(702,126)
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Proceeds $1,828,342)		(702,126)
Total Securities Sold Short (Proceeds $39,438,367)		$ (48,336,189)

(a) Non-income producing security.

See Notes to Financial Statements

CROMWELL MARKETFIELD L/S FUND

Schedule of Investments

December 31, 2023 — (Continued)

Abbreviations:

Ltd. Limited is a term indicating a company is incorporated and shareholders have limited liability.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to Financial Statements

CROMWELL FORESIGHT GLOBAL SUSTAINABLE INFRASTRUCTURE FUND

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS – 71.39%
Digital Infrastructure – 10.14%
Cellnex Telecom SA (a)	63,704	$ 2,509,819
Chorus Ltd. (a)	145,837	725,538
Cordiant Digital Infrastructure Ltd. (a)	1,435,593	1,398,186
		4,633,543
Diversified Infrastructure – 22.59%
3i Infrastructure PLC (a)	531,480	2,177,613
BBGI Global Infrastructure SA (a)	402,705	726,942
HICL Infrastructure PLC (a)	487,251	861,339
Infratil Ltd. (a)	333,439	2,116,925
International Public Partnerships Ltd. (a)	590,115	1,033,377
Sequoia Economic Infrastructure Income Fund Ltd. (a)	1,007,142	1,098,163
Transurban Group (a)	246,384	2,305,353
		10,319,712
Renewables – 38.66%
Boralex, Inc. - Class A (a)	100,491	2,566,765
Brookfield Renewable Partners LP (a)	88,933	2,347,761
Clearway Energy, Inc. - Class C.	71,072	1,949,505
Encavis AG (a)(b)	78,692	1,354,430
Greencoat Renewables PLC (a)	1,225,973	1,351,627
Greencoat UK Wind PLC (a)	561,478	1,084,390
Innergex Renewable Energy, Inc. (a)	261,911	1,825,392
Northland Power, Inc. (a)	106,814	1,949,805
Octopus Renewables Infrastructure Trust PLC (a)	837,010	961,035
Renewables Infrastructure Group Ltd. (a)	923,622	1,339,137
Scatec ASA (a)	115,550	933,940
		17,663,787
TOTAL COMMON STOCKS
(Cost $34,555,339)		32,617,042

REAL ESTATE INVESTMENT TRUSTS – 26.33%
Digital Infrastructure – 11.70%
American Tower Corp	9,118	1,968,394
Crown Castle, Inc.	8,414	969,209
Digital Realty Trust, Inc	6,412	862,927
Equinix, Inc.	1,918	1,544,738
		5,345,268

See Notes to Financial Statements

CROMWELL FORESIGHT GLOBAL SUSTAINABLE INFRASTRUCTURE FUND

Schedule of Investments

December 31, 2023 — (Continued)

	Shares	Value
Government Facilities – 4.96%
Easterly Government Properties, Inc.	168,568	$ 2,265,554
Health Care – 9.67%
Assura PLC (a)	1,224,022	750,760
Healthcare Realty Trust, Inc.	105,564	1,818,868
Healthpeak Properties, Inc.	93,457	1,850,448
		4,420,076
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $12,483,203)		12,030,898
Total Investments
(Cost $47,038,542) – 97.72%.		44,647,940
Other Assets in Excess of Liabilities – 2.28%.		1,042,512
TOTAL NET ASSETS – 100.00%		$ 45,690,452

(a) Foreign issued security.

(b) Non-income producing security.

Abbreviations:

AG   Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.

ASA Advanced Subscription Agreement is an equity instrument where investors ‘pre-pay’ for shares in a company.

LP	Limited Partnership is a business entity or formation that has at least one general partner and one or more limited partners.
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.

See Notes to Financial Statements

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS – 97.00%
Automobile Components – 2.84%
Aptiv PLC (a)	9,956	$ 893,252
Broadline Retail – 6.71%
Amazon.com, Inc. (a)	13,877	2,108,471
Capital Markets – 2.64%
The Charles Schwab Corp	12,054	829,315
Chemicals – 4.96%
The Sherwin-Williams Co.	5,002	1,560,124
Construction Materials – 3.18%
Martin Marietta Materials, Inc	2,001	998,319
Containers & Packaging – 5.14%
Ball Corp.	28,062	1,614,126
Energy Equipment & Services – 3.01%
Baker Hughes Co.	27,657	945,316
Financial Services – 4.13%
PayPal Holdings, Inc. (a)	21,151	1,298,883
Hotels, Restaurants & Leisure – 2.61%
Planet Fitness, Inc. - Class A (a)	11,229	819,717
Insurance – 1.04%
The Progressive Corp.	2,052	326,843
Interactive Media & Services – 8.24%
Alphabet, Inc. - Class A (a)	12,838	1,793,340
Meta Platforms, Inc. - Class A (a)	2,246	794,994
		2,588,334
IT Services – 2.22%
Accenture PLC - Class A	1,987	697,258
Life Sciences Tools & Services – 9.22%
Danaher Corp	7,834	1,812,318
IQVIA Holdings, Inc. (a)	4,685	1,084,015
		2,896,333
Pharmaceuticals – 2.14%
Catalent, Inc. (a)	14,986	673,321
Professional Services – 2.74%
Clarivate PLC (a)	92,875	860,023

See Notes to Financial Statements

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Schedule of Investments

December 31, 2023 — (Continued)

	Shares	Value
Semiconductors & Semiconductor Equipment – 4.83%
Entegris, Inc.	12,678	$ 1,519,078
Software – 16.83%
Intuit, Inc.	1,333	833,165
Microsoft Corp.	5,730	2,154,709
Palo Alto Networks, Inc. (a)	3,611	1,064,812
Salesforce, Inc. (a)	4,690	1,234,127
		5,286,813
Trading Companies & Distributors – 10.20%
AerCap Holdings NV (a)	21,021	1,562,281
Ferguson PLC	8,501	1,641,288
		3,203,569
Wireless Telecommunication Services – 4.32%
T-Mobile US, Inc.	8,464	1,357,033
TOTAL COMMON STOCKS
(Cost $22,584,328)		30,476,128

REAL ESTATE INVESTMENT TRUSTS – 2.49%
Specialized Real Estate Investment Trusts – 2.49%
Equinix, Inc.	969	780,423
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $750,707)		780,423
Total Investments
(Cost $23,335,035) – 99.49%.		31,256,551
Other Assets in Excess of Liabilities – 0.51%.		161,308
TOTAL NET ASSETS – 100.00%		$ 31,417,859

(a) Non-income producing security.

See Notes to Financial Statements

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Schedule of Investments

December 31, 2023 — (Continued)

Abbreviations:

NV	Naamloze Vennootschap is a public limited company in the Netherlands or other Dutch-influenced countries.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to Financial Statements

CROMWELL GREENSPRING MID CAP FUND

Schedule of Investments

December 31, 2023

	Shares	Value
COMMON STOCKS – 93.14%
Air Freight & Logistics – 0.85%
United Parcel Service, Inc. - Class B	6,445	$ 1,013,347
Banks – 6.35%
OceanFirst Financial Corp.	30,012	521,008
Primis Financial Corp.	299,200	3,787,872
Shore Bancshares, Inc	124,014	1,767,199
WSFS Financial Corp.	32,805	1,506,734
		7,582,813
Beverages – 2.39%
Primo Water Corp.	189,582	2,853,209
Broadline Retail – 0.51%
Amazon.com, Inc. (a)	4,020	610,799
Building Products – 4.32%
Advanced Drainage Systems, Inc.	7,316	1,028,922
Johnson Controls International PLC	71,685	4,131,924
		5,160,846
Chemicals – 5.92%
DuPont de Nemours, Inc.	49,831	3,833,499
Minerals Technologies, Inc.	29,538	2,106,355
The Sherwin-Williams Co.	3,619	1,128,766
		7,068,620
Commercial Services & Supplies – 9.30%
Republic Services, Inc.	67,409	11,116,418
Construction & Engineering – 11.44%
EMCOR Group, Inc.	32,153	6,926,721
MYR Group, Inc. (a)	46,623	6,743,084
		13,669,805
Consumer Staples Distribution & Retail – 0.93%
US Foods Holding Corp. (a)	24,486	1,111,909
Electric Utilities – 1.31%
NextEra Energy, Inc.	25,815	1,568,003
Electrical Equipment – 2.49%
Emerson Electric Co.	14,825	1,442,917
NEXTracker, Inc. - Class A (a)	7,545	353,483
nVent Electric PLC	20,000	1,181,800
		2,978,200

See Notes to Financial Statements

CROMWELL GREENSPRING MID CAP FUND

Schedule of Investments

December 31, 2023 — (Continued)

	Shares	Value
Electronic Equipment, Instruments & Components – 1.58%
Flex Ltd. (a)	61,989	$ 1,888,185
Financial Services – 1.16%
Cannae Holdings, Inc. (a)	30,599	596,987
Visa, Inc. - Class A	3,009	783,393
		1,380,380
Food Products – 1.22%
Darling Ingredients, Inc. (a)	29,221	1,456,375
Health Care Equipment & Supplies – 4.97%
Abbott Laboratories	9,695	1,067,129
Envista Holdings Corp. (a)	71,056	1,709,607
Hologic, Inc. (a)	3,460	247,217
Medtronic PLC	32,370	2,666,641
STERIS PLC.	598	131,470
Zimmer Biomet Holdings, Inc	955	116,223
		5,938,287
Hotels, Restaurants & Leisure – 2.33%
Wyndham Hotels & Resorts, Inc.	34,688	2,789,262
Insurance – 4.08%
Chubb Ltd.	6,692	1,512,392
W.R. Berkley Corp.	47,610	3,366,979
		4,879,371
Interactive Media & Services – 5.32%
Alphabet, Inc. - Class C (a)	18,869	2,659,208
Ziff Davis, Inc. (a)	55,020	3,696,794
		6,356,002
IT Services – 1.36%
Akamai Technologies, Inc. (a)	630	74,560
Amdocs Ltd.	17,675	1,553,456
		1,628,016
Oil, Gas & Consumable Fuels – 2.87%
EOG Resources, Inc.	25,226	3,051,085
Phillips 66	2,813	374,523
		3,425,608
Personal Care Products – 1.85%
Kenvue, Inc.	102,927	2,216,018

See Notes to Financial Statements

CROMWELL GREENSPRING MID CAP FUND

Schedule of Investments

December 31, 2023 — (Continued)

	Shares	Value
Pharmaceuticals – 0.56%
Johnson & Johnson	4,237	$ 664,107
Professional Services – 12.21%
Alight, Inc. - Class A (a)	338,317	2,885,844
Dun & Bradstreet Holdings, Inc.	205,872	2,408,703
KBR, Inc.	167,691	9,291,758
		14,586,305
Software – 0.00% (b)
Blackbaud, Inc. (a)	61	5,289
Specialty Retail – 0.95%
Leslie’s, Inc. (a)	164,650	1,137,732
Technology Hardware, Storage & Peripherals – 0.18%
Pure Storage, Inc. - Class A (a)	6,195	220,914
Textiles, Apparel & Luxury Goods – 2.64%
Levi Strauss & Co. - Class A	190,701	3,154,195
Trading Companies & Distributors – 1.52%
Rush Enterprises, Inc. - Class A	17,839	897,302
Rush Enterprises, Inc. - Class B	17,328	918,037
		1,815,339
Wireless Telecommunication Services – 2.53%
T-Mobile US, Inc.	18,866	3,024,786
TOTAL COMMON STOCKS
(Cost $59,565,317)		111,300,140

EXCHANGE TRADED FUNDS – 1.75%
Invesco Solar ETF	39,279	2,095,534
TOTAL EXCHANGE TRADED FUNDS
(Cost $1,314,642)		2,095,534

PREFERRED STOCKS – 2.20%
Oil, Gas & Consumable Fuels – 2.20%
GasLog Partners LP
Series A, 8.625% (c)	85,792	2,092,467
Series B, 11.485% (3 month U.S. LIBOR + 5.839%) (d)	21,061	530,316
TOTAL PREFERRED STOCKS
(Cost $2,008,242)		2,622,783

See Notes to Financial Statements

CROMWELL GREENSPRING MID CAP FUND

Schedule of Investments

December 31, 2023 — (Continued)

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS – 1.36%
Residential Real Estate Investment Trusts – 1.36%
American Homes 4 Rent - Class A	45,120	$ 1,622,515
TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $1,217,627)		1,622,515
Total Investments
(Cost $64,105,828) – 98.45%.		117,640,972
Other Assets in Excess of Liabilities – 1.55%.		1,857,977
TOTAL NET ASSETS – 100.00%		$119,498,949

(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)	Fixed to floating rate security.
(d)	Variable rate security based on a reference index and spread.

Abbreviations:

LP	Limited Partnership is a business entity or formation that has at least one general partner and one or more limited partners.
Ltd.	Limited is a term indicating a company is incorporated and shareholders have limited liability.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to Financial Statements

CROMWELL FUNDS

Statements of Assets & Liabilities

As of December 31, 2023

			Cromwell
			Foresight
	Cromwell	Cromwell	Global
	CenterSquare	Marketfield	Sustainable
	Real	L/S	Infrastructure
	Estate Fund	Fund	Fund
ASSETS
Investments in securities, at value*	$125,131,928	$126,752,453	$ 44,647,940
Foreign currency, at value ***	—	—	1,374,405
Cash & cash equivalents	1,818,262	9,524,969	912
Dividends & interest receivable	603,759	371,837	226,813
Receivable for capital shares sold	51,177	8,635	—
Broker interest receivable.	—	160,508	—
Deposits at brokers(1)	—	48,647,016	—
Receivable for investment securities sold	586,336	—	10,678
Prepaid expenses & other assets.	15,016	23,741	2,977
Total Assets	128,206,478	185,489,159	46,263,725
LIABILITIES
Payable for capital shares redeemed.	79,605	133,364	—
Securities sold short, at value **	—	48,336,189	—
Payable for investment securities purchased	1,683,292	—	—
Payable for open line of credit	—	—	487,000
Interest payable on line of credit	—	—	364
Payable to investment adviser.	52,310	89,348	15,273
Payable for fund administration & accounting fees	25,723	38,367	20,206
Payable for compliance fees.	4,308	4,308	4,308
Payable for custody fees	6,750	5,000	6,500
Payable for transfer agent fees & expenses	15,190	36,505	6,271
Accrued distribution and/or shareholder service fees	41,492	10,677	—
Payable for trustee fees.	9,178	10,402	5,896
Dividends & interest on short positions	—	5,774	—
Payable for audit fees	13,500	13,500	16,500
Other accrued expenses & liabilities	14,345	13,819	10,955
Total Liabilities.	1,945,693	48,697,253	573,273
NET ASSETS.	$126,260,785	$136,791,906	$ 45,690,452
NET ASSETS CONSIST OF:
Paid-in capital	$118,461,835	$462,065,965	$ 50,177,404
Total distributable earnings/(accumulated deficit)	7,798,950	(325,274,059)	(4,486,952)
NET ASSETS.	$126,260,785	$136,791,906	$ 45,690,452

(1) Serves as collateral for securities sold short.

See Notes to Financial Statements

CROMWELL FUNDS

Statements of Assets & Liabilities

As of December 31, 2023 — (Continued)

			Cromwell
			Foresight
	Cromwell	Cromwell	Global
	CenterSquare	Marketfield	Sustainable
	Real	L/S	Infrastructure
	Estate Fund	Fund	Fund
Investor Class:
Net Assets	$ 59,869,338	$ 50,106,353	—
Shares issued and outstanding(1)	5,495,340	2,321,173	—
Net asset value	$ 10.89	$ 21.59	—
Institutional Class:
Net Assets	$ 66,391,447	$ 86,685,553	$ 45,690,452
Shares issued and outstanding(1)	6,096,319	3,937,138	2,509,696
Net asset value	$ 10.89	$ 22.02	$ 18.21
* Cost of securities	$108,475,362	$ 83,360,460	$ 47,038,542
**Proceeds received on securities sold short	—	39,438,367	—
*** Cost of foreign currency	—	—	1,327,780

(1) Unlimited number of shares authorized with no par value.

See Notes to Financial Statements

CROMWELL FUNDS

Statements of Assets & Liabilities

As of December 31, 2023 — (Continued)

	Cromwell	Cromwell
	Trans	Greenspring
	Sustainable	Mid Cap
	Focus Fund	Fund
ASSETS:
Investments in securities, at value*	$ 31,256,551	$117,640,972
Cash & cash equivalents	147,816	1,940,627
Due from investment adviser	578	—
Dividends & interest receivable	9,218	132,327
Receivable for capital shares sold	4,866	1,564
Receivable for investment securities sold	256,635	297,767
Prepaid expenses & other assets.	20,617	9,303
Total Assets	31,696,281	120,022,560
LIABILITIES
Payable for capital shares redeemed.	199,849	101,198
Payable for investment securities purchased	—	249,179
Interest payable on line of credit	171	—
Payable to investment adviser.	—	72,607
Payable for fund administration & accounting fees	26,103	29,400
Payable for compliance fees.	4,308	4,308
Payable for custody fees	1,250	5,500
Payable for transfer agent fees & expenses	14,191	21,597
Accrued distribution and/or shareholder service fees	3,584	—
Payable for trustee fees.	5,413	9,111
Payable for audit fees	13,500	13,500
Other accrued expenses & liabilities	10,053	17,211
Total Liabilities.	278,422	523,611
NET ASSETS.	$ 31,417,859	$119,498,949
NET ASSETS CONSIST OF:
Paid-in capital	$ 24,086,936	$ 64,772,901
Total distributable earnings/(accumulated deficit)	7,330,923	54,726,048
NET ASSETS.	$ 31,417,859	$119,498,949

See Notes to Financial Statements

CROMWELL FUNDS

Statements of Assets & Liabilities

As of December 31, 2023 — (Continued)

	Cromwell	Cromwell
	Trans	Greenspring
	Sustainable	Mid Cap
	Focus Fund	Fund
Investor Class:
Net Assets	$ 17,028,184	—
Shares issued and outstanding(1)	2,811,565	—
Net asset value	$ 6.06	—
Institutional Class:
Net Assets	$ 14,389,675	$119,498,949
Shares issued and outstanding(1)	2,138,994	5,160,714
Net asset value	$ 6.73	$ 23.16
* Cost of securities	$ 23,335,035	$ 64,105,828

(1) Unlimited number of shares authorized with no par value.

See Notes to Financial Statements

CROMWELL FUNDS

Statements of Operations

For the year ended December 31, 2023

			Cromwell
			Foresight
	Cromwell	Cromwell	Global
	CenterSquare	Marketfield	Sustainable
	Real	L/S	Infrastructure
	Estate Fund	Fund	Fund(1)
INVESTMENT INCOME:
Dividend income.	$ 4,165,521	$ 2,931,197	$ 1,512,531
Less: Foreign taxes withheld.	(4,786)	(43,221)	(81,258)
Broker interest income.	—	2,102,449	—
Interest income	27,734	1,539,307	108,779
Total Investment Income	4,188,469	6,529,732	1,540,052
EXPENSES:
Investment advisory fees (See Note 4)	763,293	2,139,411	352,772
Dividend expense	—	885,935	—
Transfer agent fees & expenses (See Note 4)	52,931	214,019	18,522
Fund administration & accounting fees (See Note 4)	90,681	109,538	55,797
Federal & state registration fees	54,221	57,380	42,116
Trustee fees	38,546	44,642	25,275
Audit fees	13,463	13,494	16,500
Custody fees (See Note 4)	18,358	12,732	15,635
Other expenses	10,117	12,040	6,337
Legal fees.	71,966	69,819	17,615
Interest expense	2,966	—	364
Insurance expense	1,810	3,416	1,217
Postage & printing fees.	19,840	20,763	2,063
Compliance fees (See Note 4)	14,723	14,523	13,367
Distribution and/or shareholder service fees (See Note 5)
Investor Class	136,221	116,838	—
Class C(2)	—	79,444	—
Institutional Class	79,119	—	—
Total Expenses Before Reimbursement/Recoupment.	1,368,255	3,793,994	567,580
Reimbursement from adviser (See Note 4)	(7,275)	(343,145)	(131,437)
Total Net Expenses.	1,360,980	3,450,849	436,143
NET INVESTMENT INCOME (LOSS)	2,827,489	3,078,883	1,103,909

(1)	Since commencement of operations on January 31, 2023.
(2)	On November 17, 2023 the Marketfield L/S Fund converted Class C shares into Investor Class shares and closed the Class C shares of the Fund.

See Notes to Financial Statements

CROMWELL FUNDS

Statements of Operations

For the year ended December 31, 2023 — (Continued)

			Cromwell
			Foresight
	Cromwell	Cromwell	Global
	CenterSquare	Marketfield	Sustainable
	Real	L/S	Infrastructure
	Estate Fund	Fund	Fund(1)
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain (loss) on:
Investments	$ (3,624,573)	$ 411,782	$ (2,078,692)
Securities sold short	—	(247,735)	—
Purchased options.	—	(417,687)	—
Foreign currency transactions	—	10,579	(6,261)
	(3,624,573)	(243,061)	(2,084,953)
Net change in unrealized appreciation (depreciation) on:
Investments	14,646,431	11,175,292	(2,390,602)
Securities sold short	—	(14,578,326)	—
Foreign currency translations.	—	4,804	43,277
	14,646,431	(3,398,230)	(2,347,325)
Net realized and unrealized gain (loss)	11,021,858	(3,641,291)	(4,432,278)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS	$ 13,849,347	$ (562,408)	$ (3,328,369)

(1) Since commencement of operations on January 31, 2023.

See Notes to Financial Statements

CROMWELL FUNDS

Statements of Operations (Continued)

	Cromwell		Cromwell
	Trans		Greenspring
	Sustainable		Mid Cap
	Focus Fund (1)		Fund
	For the		For the
	period ended	For the	year ended
	December 31,	year ended	December 31,
	2023 (1)	April 30, 2023	2023
INVESTMENT INCOME:
Dividend income.	$ 134,369	$ 236,052	$ 1,771,733
Less: Foreign taxes withheld.	—	—	(9,422)
Interest income	20,930	26,014	693,590
Total Investment Income	155,299	262,066	2,455,901
EXPENSES:
Investment advisory fees (See Note 4)	186,458	341,888	922,484
Transfer agent fees & expenses (See Note 4)	39,672	79,837	107,732
Fund administration & accounting fees (See Note 4)	44,258	69,630	92,355
Federal & state registration fees	27,342	44,576	39,770
Trustee fees	12,881	26,844	47,537
Audit fees	13,499	13,502	13,500
Custody fees (See Note 4)	1,974	8,881	13,498
Other expenses	—	13,617	41,582
Legal fees.	9,457	58,879	71,592
Interest expense	957	506	—
Insurance expense	1,008	248	21,005
Postage & printing fees.	8,637	16,769	25,952
Compliance fees (See Note 4)	9,618	15,800	5,386
Distribution and/or shareholder service fees (See Note 5)
Investor Class	26,885	47,357	—
Total Expenses Before Reimbursement/Recoupment.	382,646	738,334	1,402,393
Reimbursement from adviser (See Note 4)	(168,346)	(348,476)	—
Total Net Expenses.	214,300	389,858	1,402,393
NET INVESTMENT INCOME (LOSS)	(59,001)	(127,792)	1,053,508

(1) For the period May 1, 2023 through December 31, 2023. On November 1, 2023 the Tran Sustainable Focus Fund changed its fiscal year end from April 30 to December 31.

See Notes to Financial Statements

CROMWELL FUNDS

Statements of Operations (Continued)

	Cromwell		Cromwell
	Trans		Greenspring
	Sustainable		Mid Cap
	Focus Fund (1)		Fund
	For the		For the
	period ended	For the	year ended
	December 31,	year ended	December 31,
	2023 (1)	April 30, 2023	2023
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	1,954,525	(2,492,845)	7,836,772
Net change in unrealized appreciation (depreciation) on:
Investments	4,743,672	(4,222,827)	4,533,577
Net realized and unrealized gain (loss)	6,698,197	(6,715,672)	12,370,349
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	6,639,196	(6,843,464)	13,423,857

(1) For the period May 1, 2023 through December 31, 2023. On November 1, 2023 the Tran Sustainable Focus Fund changed its fiscal year end from April 30 to December 31.

See Notes to Financial Statements

CROMWELL CENTERSQUARE REAL ESTATE FUND

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	December 31,	December 31,
	2023	2022
OPERATIONS:
Net investment income (loss)	$ 2,827,489	$ 2,841,340
Net realized gain (loss) on investments	(3,624,573)	(474,269)
Net change in unrealized appreciation (depreciation) on investments	14,646,431	(56,563,765)
Net Increase (Decrease) in Net Assets Resulting From Operations	13,849,347	(54,196,694)
CAPITAL SHARE TRANSACTIONS:
Investor Class(1):
Proceeds from shares sold	4,974,648	10,444,016
Proceeds from reinvestment of distributions	1,240,881	4,204,816
Payments for shares redeemed	(21,674,509)	(20,507,900)
Increase (Decrease) in Net Assets Resulting From Investor
Class Transactions	(15,458,980)	(5,859,068)
Institutional Class(2):
Proceeds from shares sold	8,499,718	8,458,869
Proceeds from reinvestment of distributions	1,416,531	4,064,023
Payments for shares redeemed	(19,971,469)	(23,684,592)
Proceeds from shares issued in conversion of Class Z (3)	6,974,078	—
Increase (Decrease) in Net Assets Resulting From Institutional
Class Transactions	(3,081,142)	(11,161,700)
Class Z(3):
Proceeds from shares sold	821	6,750,134
Proceeds from reinvestment of distributions	—	839,949
Payments for shares redeemed	(78,119)	(30,269,469)
Payments for shares redeemed in conversion of Class Z	(6,974,078)	—
Increase (Decrease) in Net Assets Resulting From Class Z Transactions.	(7,051,376)	(22,679,386)
Net Increase (Decrease) in Net Assets Resulting From Capital
Share Transactions.	(25,591,498)	(39,700,154)
DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class(1)	(1,281,919)	(4,325,438)
Institutional Class(2)	(1,420,237)	(4,080,652)
Class Z(3)	—	(839,949)
Total Distributions to Shareholders.	(2,702,156)	(9,246,039)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,444,307)	(103,142,887)
NET ASSETS:
Beginning of period	140,705,092	243,847,979
End of period	$126,260,785	$140,705,092

(1)	Prior to March 7, 2022, the Investor Class was previously known as Class N.
(2)	Prior to March 7, 2022, the Institutional Class was previously known as Class I.
(3)	On February 28, 2023 the Fund converted Class Z shares into Institutional Class Shares and closed the Class Z shares of the Fund.

See Notes to Financial Statements

CROMWELL MARKETFIELD L/S FUND

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	December 31,	December 31,
	2023	2022
OPERATIONS:
Net investment income (loss)	$ 3,078,883	$ 905,864
Net realized gain (loss) on:
Investments	411,782	9,778,534
Securities sold short	(247,735)	2,659,306
Purchased options.	(417,687)	226,647
Foreign currency transactions	10,579	(858)
Net change in unrealized appreciation (depreciation) on:
Investments	11,175,292	(22,698,707)
Securities sold short	(14,578,326)	13,196,945
Foreign currency translations.	4,804	(9,459)
Net Increase (Decrease) in Net Assets Resulting From Operations	(562,408)	$4,058,272
CAPITAL SHARE TRANSACTIONS:
Investor Class(1):
Proceeds from shares sold	11,028,006	6,319,797
Proceeds from reinvestment of distributions	955,320	173,968
Payments for shares redeemed	(7,925,720)	(8,669,085)
Proceeds from shares issued in conversion of Class C (3)	771,360	—
Increase (Decrease) in Net Assets Resulting From Investor Class Transactions	4,828,966	(2,175,320)
Institutional Class(2):
Proceeds from shares sold	12,124,962	34,896,076
Proceeds from reinvestment of distributions	1,966,556	655,430
Payments for shares redeemed	(26,221,873)	(26,776,466)
Increase (Decrease) in Net Assets Resulting From Institutional Class Transactions	(12,130,355)	8,775,040
Class C(3):
Proceeds from shares sold	50,743	16,372
Payments for shares redeemed	(11,323,625)	(5,625,617)
Payments for shares redeemed in conversion of Class C	(771,360)	—
Increase (Decrease) in Net Assets Resulting From Class C Transactions	(12,044,242)	(5,609,245)
Net Increase (Decrease) in Net Assets Resulting From Capital
Share Transactions.	(19,345,631)	990,475
DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class(1)	(1,071,172)	(202,611)
Institutional Class(2)	(2,070,360)	(674,829)
Total Distributions to Shareholders.	(3,141,532)	(877,440)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(23,049,571)	4,171,307
NET ASSETS:
Beginning of period	159,841,477	155,670,170
End of period	$136,791,906	$159,841,477

(1)	Prior to March 14, 2022, the Investor Class was previously known as Class A.
(2)	Prior to March 14, 2022, the Institutional Class was previously known as Class I.
(3)	On November 17, 2023 the Fund converted Class C shares into Investor Class Shares and closed the Class C shares of the Fund.

See Notes to Financial Statements

CROMWELL FORESIGHT GLOBAL SUSTAINABLE INFRASTRUCTURE FUND

Statement of Changes in Net Assets

For the Period
Ended
December 31,
2023(1)
OPERATIONS:
Net investment income (loss)	$ 1,103,909
Net realized gain (loss) on:
Investments	(2,078,692)
Foreign currency translations.	(6,261)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,390,602)
Foreign currency transactions	43,277
Net Increase (Decrease) in Net Assets Resulting From Operations	($3,328,369)
CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	50,173,038
Proceeds from reinvestment of distributions	4,366
Payments for shares redeemed	—
Net Increase (Decrease) in Net Assets Resulting From Capital Share Transactions.	50,177,404
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class.	(1,158,583)
TOTAL INCREASE (DECREASE) IN NET ASSETS	45,690,452
NET ASSETS:
Beginning of period	—
End of period	$ 45,690,452

(1) Since commencement of operations on January 31, 2023.

See Notes to Financial Statements

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Statements of Changes in Net Assets

	For the Period	For the Year	For the Year
	Ended	Ended	Ended
	December 31,	April 30,	April 30,
	2023(1)	2023	2022
OPERATIONS:
Net investment income (loss)	$ (59,001)	$ (127,792) $	(447,439)
Net realized gain (loss) on investments	1,954,525	(2,492,845)	7,138,714
Net change in unrealized appreciation (depreciation)
on investments	4,743,672	(4,222,827)	(15,576,961)
Net Increase (Decrease) in Net Assets Resulting
From Operations	6,639,196	(6,843,464)	(8,885,686)
CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	146,127	763,473	2,219,390
Proceeds from reinvestment of distributions	—	1,632,003	4,321,424
Payments for shares redeemed	(3,267,442)	(2,156,557)	(8,176,751)
Increase (Decrease) in Net Assets Resulting From Investor
Class Transactions	(3,121,315)	238,919	(1,635,937)
Institutional Class:
Proceeds from shares sold	195,456	1,539,228	7,561,661
Proceeds from reinvestment of distributions	—	1,917,717	5,152,308
Payments for shares redeemed	(6,398,667)	(6,693,339)	(4,800,085)
Increase (Decrease) in Net Assets Resulting From Institutional
Class Transactions	(6,203,211)	(3,236,394)	7,913,884
Net Increase (Decrease) in Net Assets Resulting From Capital
Share Transactions.	(9,324,526)	(2,997,475)	6,277,947
DISTRIBUTIONS TO SHAREHOLDERS:
Investor Class	—	(1,983,656)	(6,137,474)
Institutional Class.	—	(2,075,393)	(5,609,287)
Total Distributions to Shareholders.	—	(4,059,049)	(11,746,761)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,685,330)	(13,899,988)	(14,354,500)
NET ASSETS:
Beginning of period	34,103,189	48,003,177	62,357,677
End of period	$ 31,417,859	$ 34,103,189	$ 48,003,177

(1)	For the period May 1, 2023 through December 31, 2023. On November 1, 2023 the Tran Sustainable Focus Fund changed its fiscal year end from April 30 to December 31.

See Notes to Financial Statements

CROMWELL GREENSPRING MID CAP FUND

Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	December 31,	December 31,
	2023	2022
OPERATIONS:
Net investment income (loss)	$ 1,053,508	$ 1,574,156
Net realized gain (loss) on:
Investments	7,836,772	7,110,118
Net change in unrealized appreciation (depreciation) on:
Investments	4,533,577	(23,546,360)
Net Increase (Decrease) in Net Assets Resulting From Operations	13,423,857	($14,862,086)
CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	3,836,050	6,318,982
Proceeds from reinvestment of distributions	7,632,278	10,084,287
Payments for shares redeemed	(33,393,965)	(27,894,750)
Net Increase (Decrease) in Net Assets Resulting From Capital
Share Transactions.	(21,925,637)	(11,491,481)
DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class.	(7,898,481)	(10,519,446)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,400,261)	(36,873,013)
NET ASSETS:
Beginning of period	135,899,210	172,772,223
End of period	$119,498,949	$135,899,210

See Notes to Financial Statements

CROMWELL CENTERSQUARE REAL ESTATE FUND

Financial Highlights

For a Fund share outstanding throughout the periods

Investor Class(1)

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$ 9.97	$ 14.06	$ 10.51
Investment operations:
Net investment income (loss)(2)(3)	0.22	0.17	0.10
Net realized and unrealized gain (loss) on investments	0.91	(3.63)	4.00
Total from investment operations	1.13	(3.46)	4.10
Less distributions from:
Net investment income	(0.21)	(0.17)	(0.21)
Net realized gains	–	(0.46)	(0.34)
Paid in capital	–	–	–
Total distributions	(0.21)	(0.63)	(0.55)
NET ASSET VALUE, END OF PERIOD	$ 10.89	$ 9.97	$ 14.06
TOTAL RETURN(3)	11.70%	(24.72)%	39.45%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$59,869	$69,987	$104,438
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(4)	1.12%(5)	1.11%(5)	1.12%(6)
After expense reimbursement/recoupment(7)	1.12%(5)	1.12%(5)	1.12%(6)
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment	2.15%	1.46%	0.84%
Portfolio turnover rate	47%	57%	68%

(1)	Prior to March 7, 2022, the Investor Class was known as Class N. Prior to February 27, 2017, Class N was known as Class S.
(2)	Calculated using the average shares outstanding method.
(3)	Total returns and net investment income would have differed had certain expenses not been offset.
(4)	Includes reduction from broker recapture amounting to less than 0.01% for the fiscal year ended December 31, 2021, 0.01% for the fiscal year ended December 31, 2020 and less than 0.01% for the fiscal year ended December 31, 2019.
(5)	Ratio excludes any expenses not included under the expense cap of the Fund including interest expense which amounts to less than 0.005%.
(6)	Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to less than 0.01%.
(7)	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.

See Notes to Financial Statements

CROMWELL CENTERSQUARE REAL ESTATE FUND

Financial Highlights (Continued)

For a Fund share outstanding throughout the periods

Year Ended	Year Ended
December 31,	December 31,
2020	2019
$ 11.04	$ 9.56
0.11	0.18
(0.42)	1.99
(0.31)	2.17
(0.13)	(0.21)
–	(0.48)
(0.09)	–
(0.22)	(0.69)
$ 10.51	$ 11.04
(2.61)%	22.90%
$90,167	$166,047
1.15%	1.10%
1.11%	1.10%
1.07%	1.62%
131%	76%

See Notes to Financial Statements

CROMWELL CENTERSQUARE REAL ESTATE FUND

Financial Highlights (Continued)

For a Fund share outstanding throughout the periods

Institutional Class(1)

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$ 9.96	$ 14.05	$ 10.51
Investment operations:
Net investment income (loss)(2)(3)	0.24	0.19	0.12
Net realized and unrealized gain (loss) on investments	0.91	(3.63)	3.98
Total from investment operations	1.15	(3.44)	4.10
Less distributions from:
Net investment income	(0.22)	(0.19)	(0.22)
Net realized gains	–	(0.46)	(0.34)
Paid in capital	–	–	–
Total distributions	(0.22)	(0.65)	(0.56)
NET ASSET VALUE, END OF PERIOD	$ 10.89	$ 9.96	$ 14.05
TOTAL RETURN(3)	11.71%	(24.65)%(4)	39.53%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$66,391	$63,915	$102,347
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(5)	1.03%(6)	0.99%(6)	1.00%(7)
After expense reimbursement/recoupment(8)	1.02%(6)	1.00%(6)	1.00%(7)
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment	2.36%	1.56%	0.96%
Portfolio turnover rate	47%	57%	68%

(1)	Prior to March 7, 2022, the Institutional Class was known as Class I.
(2)	Calculated using the average shares outstanding method.
(3)	Total returns and net investment income would have differed had certain expenses not been offset.
(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(5)	Includes reduction from broker recapture amounting to less than 0.01% for the fiscal year ended December 31, 2021, 0.01% for the fiscal year ended December 31, 2020 and less than 0.01% for the fiscal year ended December 31, 2019.
(6)	Ratio excludes any expenses not included under the expense cap of the Fund including interest expense which amounts to less than 0.005%.
(7)	Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to less than 0.01%.
(8)	Excludes the impact of expense reimbursement/recoupment or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses.

See Notes to Financial Statements

CROMWELL CENTERSQUARE REAL ESTATE FUND

Financial Highlights (Continued)

For a Fund share outstanding throughout the periods

Year Ended	Year Ended
December 31,	December 31,
2020	2019
$ 11.04	$ 9.56
0.12	0.19
(0.42)	1.99
(0.30)	2.18
(0.13)	(0.22)
–	(0.48)
(0.10)	–
(0.23)	(0.70)
$ 10.51	$ 11.04
(2.47)%	23.06%
$50,587	$56,324
1.02%	0.97%
0.98%	0.97%
1.19%	1.75%
131%	76%

See Notes to Financial Statements

CROMWELL MARKETFIELD L/S FUND

Financial Highlights

For a Fund share outstanding throughout the periods

Investor Class(1)

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$ 22.13	$ 21.62	$ 19.96
Investment operations:
Net investment income (loss)(2)	0.41	0.11	(0.02)
Net realized and unrealized gain (loss) on investments	(0.48)	0.50	1.68
Total from investment operations	(0.07)	0.61	1.66
Less distributions from:
Net investment income	(0.47)	(0.10)	–
Total distributions	(0.47)	(0.10)	–
NET ASSET VALUE, END OF PERIOD	$ 21.59	$ 22.13	$ 21.62
TOTAL RETURN	(0.34)%	2.81%	8.32%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$50,106	$46,575	$47,709
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	2.60%	2.44%	2.58%
After expense reimbursement/recoupment	2.38%	2.25%	2.36%
Ratio of expenses excluding dividend and interest
expense on short positions to average net assets:
Before expense reimbursement/recoupment	2.02%	1.99%	2.02%
After expense reimbursement/recoupment	1.80%	1.80%	1.80%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment(3)	1.89%	0.51%	(0.08)%
Portfolio turnover rate(4)	30%	40%	26%

(1)	Prior to March 14, 2022, the Investor Class was known as Class A.
(2)	Calculated using the average shares outstanding method.
(3)	The net investment income (loss) ratios include dividend and interest expense on short positions.
(4)	Consists of long-term investments only; excludes securities sold short and derivative instruments.

See Notes to Financial Statements

CROMWELL MARKETFIELD L/S FUND

Financial Highlights (Continued)

For a Fund share outstanding throughout the periods

Year Ended	Year Ended
December 31,	December 31,
2020	2019
$ 16.65	$ 14.92
(0.16)	0.04
3.47	1.73
3.31	1.77
–	(0.04)
–	(0.04)
$ 19.96	$ 16.65
19.88%	11.87%
$42,483	$37,761
2.75%	2.94%
2.47%	2.70%
2.08%	2.04%
1.80%	1.80%
(0.95)%	0.26%
12%	17%

See Notes to Financial Statements

CROMWELL MARKETFIELD L/S FUND

Financial Highlights (Continued)

For a Fund share outstanding throughout the periods

Institutional Class(1)

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$ 22.56	$ 22.03	$ 20.29
Investment operations:
Net investment income (loss)(2)	0.48	0.18	0.03
Net realized and unrealized gain (loss) on investments	(0.50)	0.50	1.71
Total from investment operations	(0.02)	0.68	1.74
Less distributions from:
Net investment income	(0.52)	(0.15)	–
Total distributions	(0.52)	(0.15)	–
NET ASSET VALUE, END OF PERIOD	$ 22.02	$ 22.56	$ 22.03
TOTAL RETURN	(0.10)%	3.10%	8.58%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$ 86,686	$101,115	$90,440
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	2.35%	2.19%	2.33%
After expense reimbursement/recoupment	2.13%	2.00%	2.11%
Ratio of expenses excluding dividend and interest expense
on short positions to average net assets:
Before expense reimbursement/recoupment	1.77%	1.74%	1.78%
After expense reimbursement/recoupment	1.55%	1.55%	1.56%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment(3)	2.14%	0.81%	0.13%
Portfolio turnover rate(4)	30%	40%	26%

(1)	Prior to March 14, 2022, the Institutional Class was known as Class I.
(2)	Calculated using the average shares outstanding method.
(3)	The net investment income (loss) ratios include dividend and interest expense on short positions.
(4)	Consists of long-term investments only; excludes securities sold short and derivative instruments.

See Notes to Financial Statements

CROMWELL MARKETFIELD L/S FUND

Financial Highlights (Continued)

For a Fund share outstanding throughout the periods

Year Ended	Year Ended
December 31,	December 31,
2020	2019
$ 16.88	$ 15.14
(0.12)	0.08
3.53	1.75
3.41	1.83
–	(0.09)
–	(0.09)
$ 20.29	$ 16.88
20.20%	12.13%
$91,645	$105,998
2.47%	2.68%
2.20%	2.44%
1.83%	1.80%
1.56%	1.56%
(0.71)%	0.49%
12%	17%

See Notes to Financial Statements

CROMWELL FORESIGHT GLOBAL SUSTAINABLE INFRASTRUCTURE FUND

Financial Highlights

For a share outstanding during the period

Institutional Class
Period Ended
December 31,
2023(5)
PER SHARE DATA:
Net asset value, beginning of period	$ 20.00
Investment operations:
Net investment income (loss)(1)	0.44
Net realized and unrealized gain (loss) on investments	(1.77)
Total from investment operations	(1.33)
Less distributions from:
Net investment income	(0.46)
Total distributions	(0.46)
NET ASSET VALUE, END OF PERIOD	18.21
TOTAL RETURN(2)(4)	(6.65)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000's)	$45,690
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(3)(6)	1.37%
After expense reimbursement/recoupment(3)(6)	1.05%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment(3)	2.66%
Portfolio turnover rate(2)	20%

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(5)	Since commencement of operations on January 31, 2023.
(6)	Ratio excludes any expenses not included under the expense cap of the Fund including interest expense which amounts to less than 0.005%.

See Notes to Financial Statements

[THIS PAGE INTENTIONALLY LEFT BLANK]

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Financial Highlights

(For a Fund share outstanding throughout the periods)

Investor Class(1)

	Period Ended
	December 31,	Year Ended	Year Ended
	2023(8)	April 30, 2023	April 30, 2022
PER SHARE DATA:
Net asset value, beginning of period	$ 4.95	$ 6.51	$ 9.39
Investment operations:
Net investment income (loss)(2)	(0.01)	(0.02)	(0.07)
Net realized and unrealized gain (loss) on investments	1.12	(0.94)	(0.92)
Total from investment operations	1.11	(0.96)	(0.99)
Less distributions from:
Net investment income	–	–	(1.89)
Net realized gain	–	(0.60)	–
Return of capital	–	–(7)	–
Total distributions	–	(0.60)	(1.89)
NET ASSET VALUE, END OF PERIOD	$ 6.06	$ 4.95	$ 6.51
TOTAL RETURN(3)(5)	22.42%	(14.76)%	(15.09)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$17,028	$16,855	$21,825
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(4)(6)	1.87%(6)	1.96%(6)	1.78%
After expense reimbursement/recoupment(4)(6)	1.10%(6)	1.10%(6)	1.10%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment(4)	(0.40)%	(0.45)%	(0.84)%
Portfolio turnover rate(3)	42%	49%	38%

(1)	Prior to August 8, 2022, the Investor Class was known as Class A.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. If the Adviser had not waived fees/reimbursed expenses, the total return would have been lower. Total return does not reflect the impact of the maximum front-end sales load of 5.00% in effect prior to August 8, 2022. If reflected, the return would be lower.
(6)	Ratio excludes any expenses not included under the expense cap of the Fund including interest expense which amounts to less than 0.005%.
(7)	Amount is less than $0.005 per share.
(8)	For the period May 1, 2023 through December 31, 2023. On November 1, 2023 the Tran Sustainable Focus Fund changed its fiscal year end from April 30 to December 31.

See Notes to Financial Statements

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Financial Highlights (Continued)

(For a Fund share outstanding throughout the periods)

Year Ended	Year Ended	Year Ended
April 30, 2021	April 30, 2020	April 30, 2019
$ 6.74	$ 7.73	$ 8.60
(0.04)	(0.03)	(0.02)
3.85	0.27	0.79
3.81	0.24	0.77
(1.16)	(1.23)	(1.64)
–	–	–
–	–	–
(1.16)	(1.23)	(1.64)
$ 9.39	$ 6.74	$ 7.73
60.14%	2.11%	12.62%
$ 33,768	$22,395	$17,375
1.82%	1.94%	1.69%
1.10%	1.10%	1.10%
(0.56)%	(0.43)%	(0.23)%
66%	58%	51%

See Notes to Financial Statements

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Financial Highlights

(For a Fund share outstanding throughout the periods)

Institutional Class(1)

	Period Ended
	December 31,	Year Ended	Year Ended
	2023(8)	April 30, 2023	April 30, 2022
PER SHARE DATA:
Net asset value, beginning of period	$ 5.49	$ 7.13	$ 10.09
Investment operations:
Net investment income (loss)(2)	(0.01)	(0.01)	(0.06)
Net realized and unrealized gain (loss) on investments	1.25	(1.03)	(1.01)
Total from investment operations	1.24	(1.04)	(1.07)
Less distributions from:
Net investment income	–	–	(1.89)
Net realized gain	–	(0.60)	–
Return of capital	–	–(6)	–
Total distributions	–	(0.60)	(1.89)
NET ASSET VALUE, END OF PERIOD	$ 6.73	$ 5.49	$ 7.13
TOTAL RETURN(3)(5)	22.59%	(14.59)%	(14.80)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$14,390	$17,248	$26,178
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(4)	1.62%(7)	1.71%(7)	1.54%
After expense reimbursement/recoupment(4)	0.85%(7)	0.85%(7)	0.85%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment(4)	(0.14)%	(0.20)%	(0.59)%
Portfolio turnover rate(3)	42%	49%	38%

(1)	Prior to August 8, 2022, the Institutional Class was known as Class I.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. If the Adviser had not waived fees/reimbursed expenses, the total return would have been lower.
(6)	Amount is less than $0.005 per share.
(7)	Ratio excludes any expenses not included under the expense cap of the Fund including interest expense which amounts to less than 0.005%.
(8)	For the period May 1, 2023 through December 31, 2023. On November 1, 2023 the Tran Sustainable Focus Fund changed its fiscal year end from April 30 to December 31.

See Notes to Financial Statements

CROMWELL TRAN SUSTAINABLE FOCUS FUND

Financial Highlights (Continued)

(For a Fund share outstanding throughout the periods)

Year Ended	Year Ended	Year Ended
April 30, 2021	April 30, 2020	April 30, 2019
$ 7.16	$ 8.12	$ 8.93
(0.03)	(0.01)	– (6)
4.12	0.28	0.83
4.09	0.27	0.83
(1.16)	(1.23)	(1.64)
–	–	–
–	–	–
(1.16)	(1.23)	(1.64)
$ 10.09	$ 7.16	$ 8.12
60.55%	2.40%	12.85%
$28,590	$18,045	$23,167
1.58%	1.68%	1.44%
0.85%	0.85%	0.85%
(0.31)%	(0.16)%	0.02%
66%	58%	51%

See Notes to Financial Statements

CROMWELL GREENSPRING MID CAP FUND

Financial Highlights (Continued)

For a Fund share outstanding throughout the periods

Institutional Class(1)

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$ 22.19	$ 26.27	$ 22.36
Investment operations:
Net investment income (loss)(2)	0.19	0.26	0.10
Net realized and unrealized gain (loss) on investments	2.36	(2.55)	5.83
Total from investment operations	2.55	(2.29)	5.93
Less distributions from:
Net investment income	(0.21)	(0.28)	(0.11)
Net realized gains	(1.37)	(1.51)	(1.91)
Total distributions	(1.58)	(1.79)	(2.02)
NET ASSET VALUE, END OF PERIOD	$ 23.16	$ 22.19	$ 26.27
TOTAL RETURN(3)	11.95%	(8.67)%	26.83%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000's)	$119,499	$135,900	$172,800
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.14%	1.09%	1.07%
After expense reimbursement/recoupment	1.14%	1.09%	1.07%
Ratio of net investment income (loss) to average net assets:
After expense reimbursement/recoupment	0.86%	1.06%	0.40%
Portfolio turnover rate	18%	11%	29%

(1)	Prior to August 14, 2023, the Fund consisted of one class.
(2)	Calculated using the average shares outstanding method.
(3)	Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. If the Adviser had not waived fees/reimbursed expenses, the total return would have been lower.

See Notes to Financial Statements

CROMWELL GREENSPRING MID CAP FUND

Financial Highlights (Continued)

For a Fund share outstanding throughout the periods

Year Ended	Year Ended
December 31,	December 31,
2020	2019
$ 22.13	$ 19.77
0.30	0.30
0.47	3.80
0.77	4.10
(0.33)	(0.35)
(0.21)	(1.39)
(0.54)	(1.74)
$ 22.36	$ 22.13
3.78%	20.86%
$138,700	$192,200
1.12%	1.04%
1.12%	1.04%
1.45%	1.29%
31%	13%

See Notes to Financial Statements

CROMWELL FUNDS

Notes to the Financial Statements

December 31, 2023

1. ORGANIZATION

Total Fund Solution (the “Trust”) was organized as a Delaware statutory trust on July 29, 2021. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Cromwell CenterSquare Real Estate Fund (“CenterSquare Real Estate Fund”), Cromwell Marketfield L/S Fund (“Marketfield L/S Fund”), Cromwell Foresight Global Sustainable Infrastructure Fund (“Foresight Global Sustainable Infrastructure Fund”), Cromwell Tran Sustainable Focus Fund (“Tran Sustainable Focus Fund”), and Cromwell Greenspring Mid Cap Fund (“Greenspring Mid Cap Fund”) (each a “Fund” and collectively, the “Funds”) are investment companies and therefore follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The CenterSquare Real Estate Fund is a non-diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to achieve a combination of income and long-term capital appreciation. The Fund offers two different share classes – Investor Class (previously known as Class N, prior to March 7, 2022), which commenced operations on December 31, 1997, and Institutional Class (previously known as Class I, prior to March 7, 2022), which commenced operations on February 24, 2017. On February 28, 2023, the Fund converted Class Z shares into Institutional Class shares and closed the Class Z shares of the Fund. Each class of shares has identical rights and privileges except with respect to shareholder servicing fees, and voting rights on matters affecting a single share class. Institutional Class shares are subject to a maximum 0.15% shareholder servicing fee. Investor Class shares are subject to a maximum 0.25% shareholder servicing fee. The Fund may issue an unlimited number of shares of beneficial interest with no par value.

The Marketfield L/S Fund is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation. The Fund offers two different share classes – Investor Class (previously known as Class A, prior to March 14, 2022), which commenced operations on October 5, 2012, and Institutional Class (previously known as Class I, prior to March 14, 2022), which commenced operations on July 31, 2007. On November 17, 2023, the Fund converted Class C shares into Investor Class shares and closed the Class C shares of the Fund. Each class of shares has identical rights and privileges except with respect to Rule 12b-1 and shareholder servicing fees, and voting rights on matters affecting a single share class. Investor

CROMWELL FUNDS

Notes to the Financial Statements

December 31, 2023 — (Continued)

Class shares are subject to a maximum 0.25% Rule 12b-1 distribution and shareholder servicing fee. The Fund may issue an unlimited number of shares of beneficial interest with no par value.

The Foresight Global Sustainable Infrastructure Fund is a non-diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to achieve capital appreciation. The Fund offers two different share classes – Investor Class, which has yet to commence operations and Institutional Class , which commenced operations on January 31, 2023. Each class of shares has identical rights and privileges except with respect to Rule 12b-1 and shareholder servicing fees, and voting rights on matters affecting a single share class. Investor Class shares are subject to a maximum 0.25% Rule 12b-1 distribution and shareholder servicing fee. The Fund may issue an unlimited number of shares of beneficial interest with no par value.

The Tran Sustainable Focus Fund is a non-diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to achieve principal preservation and long-term capital appreciation. The Fund offers two different share classes – Investor Class (previously known as Class A, prior to August 8, 2022) and Institutional Class (previously known as Class I, prior to August 8, 2022), each of which commenced operations on September 6, 2007. Each class of shares has identical rights and privileges except with respect to Rule 12b-1 and shareholder servicing fees, and voting rights on matters affecting a single share class. Investor Class shares are subject to a 0.25% 12b-1 fee. The Fund may issue an unlimited number of shares of beneficial interest with no par value.

On August 14, 2023, the Greenspring Mid Cap Fund acquired all the assets and liabilities of the Greenspring Fund, Incorporated (the “Predecessor Fund”), in a non-taxable exchange for shares of the Fund, which would be distributed pro rata by the Predecessor Fund to its shareholders, in complete liquidation and termination of the Predecessor Fund.

The Greenspring Mid Cap Fund is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Fund offers two different share classes –Investor Class, which has yet to commence operations and Institutional Class, which commenced operations on July 1, 1983. Each class of shares has identical rights and privileges except with respect to Rule 12b-1 and shareholder servicing

CROMWELL FUNDS

Notes to the Financial Statements

December 31, 2023 — (Continued)

fees, and voting rights on matters affecting a single share class. Investor Class shares are subject to a 0.25% 12b-1 fee. The Fund may issue an unlimited number of shares of beneficial interest with no par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as regulated investment companies and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of and during the year ended December 31, 2023, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended December 31, 2023, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. As of and during the year ended December 31, 2023, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended December 31, 2020.

Security Transactions, Investment Income and Distributions – The Funds follow industry practice and record security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

CROMWELL FUNDS

Notes to the Financial Statements

December 31, 2023 — (Continued)

The Funds distribute substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Funds.

Distributions received from investments in real estate investment trusts (“REITs”) are comprised of ordinary income, capital gains and return of capital. For financial statement purposes, estimates are used to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each REIT and other industry sources. These estimates may subsequently be revised and reflected on the Form 1099 received by shareholders based on information received for the security after its tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end. The distributions received from REITs that have been classified as income and capital gains are included in dividend income and net realized gain (loss) on investments, respectively, on the Statements of Operations. The distributions received that are classified as return of capital reduce the cost of investments on the Statements of Assets and Liabilities.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar

CROMWELL FUNDS

Notes to the Financial Statements

December 31, 2023 — (Continued)

equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Short Sales – A short sale is the sale by a Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, a Fund will realize a loss. The risk on a short sale is unlimited because a Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. A Fund would also incur increased transaction costs associated with selling securities short. In addition, a Fund segregates liquid securities at least equal to the fair value of the securities sold short (not including the proceeds from the short sales). Cash deposits by a Fund are presented as deposits at broker on the Statements of Assets and Liabilities and may exceed federally insured limits.

Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminated the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Marketfield L/S Fund has adopted a Full Derivatives Fund Program and the Adviser has nominated a Derivatives Risk Manager.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Shareholder servicing fees are expensed at an annual rate up to 0.15% of Institutional Class shares and 0.25% of Investor Class shares for the CenterSquare Real Estate Fund and 12b-1 fees are expensed at annual rate of 0.25% of Investor

CROMWELL FUNDS

Notes to the Financial Statements

December 31, 2023 — (Continued)

Class shares of the Marketfield L/S Fund and the Tran Sustainable Focus Fund (See Note 5). Trust expenses are typically allocated evenly among the Funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.

Equity Securities – Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded

CROMWELL FUNDS

Notes to the Financial Statements

December 31, 2023 — (Continued)

primarily in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Funds will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time the NAV is calculated.

Corporate Bonds – Corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities – U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government and agency securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Derivative Instruments – Listed derivatives, including rights and warrants that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange traded options that are valued at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded are categorized in Level 2 of the fair value hierarchy.

CROMWELL FUNDS

Notes to the Financial Statements

December 31, 2023 — (Continued)

There were no derivative instruments within the Statements of Assets and Liabilities as of December 31, 2023.

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023 was as follows:

Marketfield L/S Fund	Amount of Realized Gain (Loss) on Derivatives
	Purchased	Written	Futures
Derivatives not accounted for as hedging instruments	Options	Options	Contracts	Total
Equity Contracts	$(417,687)	$ —	$ —	$(417,687)
Total	$(417,687)	$ —	$ —	$(417,687)

Short-Term Vehicles – Investments in other mutual funds, including money market funds, are valued at their NAV per share. Deposit accounts are valued at acquisition cost, which approximates fair value. To the extent money market funds are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued at fair value in accordance with Rule 2a-5 of the 1940 Act as determined under the Adviser’s fair value pricing procedures, subject to oversight by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset values per share. The Adviser will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained through the application of such procedures.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following tables are a summary of the inputs used to value each Fund’s securities as of December 31, 2023:

CenterSquare Real Estate Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$1,297,296	$ —	$ —	$1,297,296
Real Estate Investment Trusts	123,834,632	—	—	123,834,632
Total Investments in Securities	$125,131,928	$ —	$ —	$125,131,928
Marketfield L/S Fund
Assets:	Level 1	Level 2	Level 3	Total
Common Stocks	$118,920,439	$ —	$ — (1)	$118,920,439
Exchange-Traded Funds	7,832,014	—	— (1)	7,832,014
Total Assets	$126,752,453	$ —	$ —	$126,752,453

CROMWELL FUNDS

Notes to the Financial Statements

December 31, 2023 — (Continued)

Liabilities:
Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stocks	$30,446,119	$ —	$ —	$30,446,119
Exchange-Traded Funds	17,187,944	—	—	17,187,944
Real Estate Investment Trusts	702,126	—	—	702,126
Total Liabilities	$48,336,189	$ —	$ —	$48,336,189
Total Investments

Foresight Global Sustainable
Infrastructure Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$13,121,805	$19,495,237	$ —	$32,617,042
Real Estate Investment Trusts	11,280,138	750,760	—	12,030,898
Total Investments in Securities	$24,401,943	$20,245,997	$ —	$44,647,940

Tran Sustainable Focus Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$30,476,128	$ —	$ —	$30,476,128
Real Estate Investment Trusts	780,423	—	—	780,423
Total Investments in Securities	$31,256,551	$ —	$ —	$31,256,551

Greenspring Mid Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$111,300,140	$ —	$ —	$111,300,140
Exchange-Traded Funds	2,095,534	—	—	2,095,534
Preferred Stocks	2,622,783	—	—	2,622,783
Real Estate Investment Trusts	1,622,515	—	—	1,622,515
Total Investments in Securities	$117,640,972	$ —	$ —	$117,640,972

(1) For the year ended December 31, 2023, all Level 3 securities held by the Marketfield L/S Fund were valued at $0.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Marketfield L/S Fund	Investments in
Securities
Balance as of December 31, 2022	$ —(1)
Purchases	—
Sales proceeds	—
Realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Net sales	—
Transfers into and/or out of Level 3	—
Balance as of December 31, 2023	$ —
Change in unrealized appreciation/depreciation during the period for Level 3
investments held at as of December 31, 2023	—

(1) As of December 31, 2022, all Level 3 assets were valued at $0.

The Level 3 investments as of December 31, 2023, represented 0.00% of the Marketfield L/S Fund’s net assets.

Refer to the Schedules of Investments for further information on the classification of investments.

CROMWELL FUNDS

Notes to the Financial Statements

December 31, 2023 — (Continued)

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Cromwell Investment Advisors, LLC (the “Adviser”) to furnish investment advisory services to the Funds. For its services, the Funds pay the Adviser a monthly management fee based upon the average daily net assets of the Funds at the following annual rates:

Fund
CenterSquare Real Estate Fund	0.60%
Marketfield L/S Fund	1.40%
Foresight Global Sustainable Infrastructure Fund	0.85%
Tran Sustainable Focus Fund	0.85%
Greenspring Mid Cap Fund	0.75%

The Adviser has engaged CenterSquare Investment Management LLC (“CenterSquare”) as the sub-adviser of the CenterSquare Real Estate Fund, Marketfield Asset Management LLC (“Marketfield”) as the sub-adviser of the Marketfield L/S Fund, Foresight Group LLP (“Foresight”) as the sub-adviser of the Foresight Global Sustainable Infrastructure Fund , Tran Capital Management (“Tran”) as the sub-adviser of the Tran Sustainable Focus Fund and Corbyn Investment Management, Inc. (“Corbyn”) as the sub-adviser of the Greenspring Mid Cap Fund. Subject to the supervision of the Adviser, each Sub-Adviser is primarily responsible for the day-to-day management of the respective Fund’s portfolio, including purchase, retention and sale of securities. Fees associated with these services are paid to each Sub-Adviser by the Adviser.

Prior to August 14, 2023, Corbyn served as the investment adviser of Greenspring Fund, Incorporated (the “Predecessor Fund”). Corbyn was entitled to receive an annual advisory fee based on the average daily net assets of the Predecessor Fund of 0.75% on the first $250 million, 0.70% on assets from $250 million to $500 million, and 0.65% on assets in excess of $500 million.

The Funds’ Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Funds for their expenses to ensure that total annual operating expenses (excluding any contingent deferred sales loads, acquired fund fees and expenses, brokerage commissions, leverage interest, interest expense, taxes, dividends or interest expense on short positions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed the following rates (based upon the average daily net assets of the Funds):

CROMWELL FUNDS

Notes to the Financial Statements

December 31, 2023 — (Continued)

Fund
CenterSquare Real Estate Fund – Investor Class	1.12%
CenterSquare Real Estate Fund – Institutional Class	1.02%
Marketfield L/S Fund – Investor Class	1.80%
Marketfield L/S Fund – Institutional Class	1.55%
Foresight Global Sustainable Infrastructure Fund—Institutional Class	1.05%
Tran Sustainable Focus Fund—Investor Class	1.10%
Tran Sustainable Focus Fund—Institutional Class	0.85%
Greenspring Mid Cap Fund—Institutional Class	1.21%

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver or reimbursement occurred. The Operating Expense Limitation Agreement is indefinite in term, but cannot be terminated within a year after the effective date of the Funds’ prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser with the consent of the Board. Notwithstanding the foregoing, to the extent Marketfield waived fees or paid expenses for the predecessor Marketfield Fund, the Board has determined it appropriate and pursuant to the Agreement and Plan of Reorganization, Marketfield may recoup any such fees and expenses for up to 36 months from the date such fees and expenses were waived or paid on behalf of the predecessor Marketfield Fund prior to the Reorganization. Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

	January—	January—	January—
Fund	December 2024	December 2025	December 2026
CenterSquare Real Estate Fund	$—	$—	$7,275
Marketfield L/S Fund	333,716	284,167	343,145
Foresight Global Sustainable
Infrastructure Fund	—	—	131,437
Tran Sustainable Focus Fund	—	118,873	286,504
Greenspring Mid Cap Fund	—	—	—

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the Custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust,

CROMWELL FUNDS

Notes to the Financial Statements

December 31, 2023 — (Continued)

including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums. Fees paid by the Funds for administration and fund accounting, transfer agency, custody and compliance services for the year ended December 31, 2023, are disclosed in the Statements of Operations.

5. DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Marketfield L/S Fund and Tran Sustainable Focus Fund have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for the Investor Class. The Plan permits the Marketfield L/S Fund and Tran Sustainable Focus Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Investor Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. Expenses incurred pursuant to the Plan by the Investor Class of the Marketfield L/S Fund and Tran Sustainable Focus Fund for the year ended December 31, 2023, are disclosed in the Statements of Operations.

The CenterSquare Real Estate Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Funds may pay servicing fees at an annual rate of up to 0.15% of the average daily net assets of the Institutional Class and 0.25% of the average daily net assets Investor Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the CenterSquare Real Estate Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Fund may reasonably request. Shareholder servicing fees incurred by the Fund for the year ended December 31, 2023, are disclosed in the Statements of Operations.

CROMWELL FUNDS

Notes to the Financial Statements

December 31, 2023 — (Continued)

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

					Foresight
					Global
					Sustainable
	CenterSquare Real				Infrastructure
	Estate Fund		Marketfield L/S Fund		Fund
					Period
	Year Ended	Year Ended	Year Ended	Year Ended	Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2023	2022	2023	2022	2023(3)
Investor Class(1) :
Shares sold	495,854	883,715	499,321	292,257	—
Shares issued in reinvestment
of distributions	124,824	404,231	44,044	7,858	—
Shares redeemed	(2,148,000)	(1,694,693)	(362,529)	(402,533)	—
Shares issued in conversion
of Class C(6)	—	—	36,014	—	—
Net increase (decrease)	(1,527,322)	(406,747)	216,850	(102,418)	—
Class C(6) :
Shares sold	—	—	2,516	823	—
Shares issued in reinvestment
of distributions	—	—	—	—	—
Shares redeemed	—	—	(553,364)	(278,889)	—
Shares redeemed in
conversion of Class C	—	—	(38,976)	—	—
Net increase (decrease)	—	—	(589,824)	(278,066)	—
Institutional Class(2) :
Shares sold	842,940	710,120	538,898	1,572,590	2,509,457
Shares issued in reinvestment
of distributions	142,576	389,554	88,904	29,053	239
Shares redeemed	(1,980,271)	(1,967,031)	(1,172,741)	(1,224,277)	—
Shares issued in conversion
of Class Z(4)	675,678	—	—	—	—
Net increase (decrease)	(319,077)	(867,357)	(544,939)	377,366	2,509,696
Class Z(4) :
Shares sold	78	642,315	—	—	—
Shares issued in reinvestment
of distributions	—	78,248	—	—	—
Shares redeemed	(7,410)	(2,674,346)	—	—	—
Shares redeemed in
conversion of Class Z	(674,939)	—	—	—	—
Net increase (decrease)	(682,271)	(1,953,783)	—	—	—
Net increase (decrease) in
capital shares	(2,528,670)	(3,227,887)	(917,913)	(3,118)	2,509,696

CROMWELL FUNDS

Notes to the Financial Statements

December 31, 2023 — (Continued)

	Tran Sustainable Focus Fund			Greenspring Mid Cap Fund
	Period Ended			Year Ended	Year Ended
	December 31,	Year Ended	Year Ended	December 31,	December 31,
	2023(5)	April 31, 2023	April 31, 2022	2023	2022
Investor Class(1) :
Shares sold	26,792	137,034	258,317	—	—
Shares issued in
reinvestment of distributions	—	327,055	514,455	—	—
Shares redeemed	(622,595)	(406,757)	(1,020,274)	—	—
Shares issued in conversion
of Class C(6)	—	—	—	—	—
Net increase (decrease)	(595,803)	57,332	(247,502)	—	—
Class C(6) :
Shares sold	—	—	—	—	—
Shares issued in
reinvestment of distributions	—	—	—	—	—
Shares redeemed	—	—	—	—	—
Shares redeemed in
conversion of Class C	—	—	—	—	—
Net increase (decrease)	—	—	—	—	—
Institutional Class(2) :
Shares sold	32,208	248,795	826,771	167,668	255,510
Shares issued in
reinvestment of distributions	—	346,784	561,254	346,434	451,607
Shares redeemed	(1,037,271)	(1,123,296)	(550,967)	(1,476,892)	(1,160,806)
Shares issued in conversion
of Class Z(4)	—	—	—	—	—
Net increase (decrease)	(1,005,063)	(527,717)	837,058	(962,790)	(453,689)
Class Z(4) :
Shares sold	—	—	—	—	—
Shares issued in
reinvestment of distributions	—	—	—	—	—
Shares redeemed	—	—	—	—	—
Shares redeemed in
conversion of Class Z	—	—	—	—	—
Net increase (decrease)	—	—	—	—	—
Net increase (decrease) in
capital shares	(1,600,866)	(470,385)	589,556	(962,790)	(453,689)

(1)	Prior to March 7, 2022, the CenterSquare Real Estate Fund’s Investor Class shares were known as Class N shares. Prior to March 14, 2022 and August 8, 2022, respectively, the Marketfield L/S Fund’s and Tran Sustainable Focus Fund’s Investor Class shares were known as Class A Shares.
(2)	Prior to March 7, 2022, March 14, 2022 and August 8, 2022, respectively, the CenterSquare Real Estate Fund’s, Marketfield L/S Fund’s and Tran Sustainable Focus Fund’s Institutional Class shares were known as Class I shares. Prior to August 14, 2023 the Greenspring Mid Cap Fund consisted of one class.
(3)	Since commencement of operations on January 31, 2023.

CROMWELL FUNDS

Notes to the Financial Statements

December 31, 2023 — (Continued)

(4)	On February 28, 2023, the CenterSquare Real Estate Fund converted Class Z shares into Institutional Class shares and closed the Class Z shares of the Fund.
(5)	For the period May 1, 2023 through December 31, 2023. On November 1, 2023 the Tran Sustainable Focus Fund changed its fiscal year end from April 30 to December 31.
(6)	On November 17, 2023, the Marketfield L/S Fund converted Class C shares into Investor Class shares and closed the Class C shares of the Fund.

7. INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by Fund for the year ended December 31, 2023, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
CenterSquare Real Estate Fund	$—	$—	$59,553,572	$83,765,768
Marketfield L/S Fund	—	—	50,747,681	36,240,405
Foresight Global Sustainable
Infrastructure Fund	—	—	58,221,191	8,669,899
Tran Sustainable Focus Fund(1)(2)	—	—	13,698,885	22,370,021
Greenspring Mid Cap Fund	—	—	21,283,401	47,569,999

(1)	For the period May 1, 2023 through December 31, 2023. On November 1, 2023 the Tran Sustainable Focus Fund changed its fiscal year end from April 30 to December 31.
(2)	For the year ended April 30, 2023, the Tran Sustainable Focus Fund had purchases of $19,428,968 and sales of $26,850,672 of other securities.

During the year ended December 31, 2023, the Foresight Global Sustainable Infrastructure Fund purchased securities from an affiliated fund sponsored by Foresight, in accordance with the Rule 17a-7 procedures adopted by the Trust, at a value of $2,465,824.

8. FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at December 31, 2023, were as follows:

			Net
	Aggregate	Aggregate	Unrealized	Federal
	Gross	Gross	Appreciation	Income
Fund	Appreciation	Depreciation	(Depreciation)	Tax Cost
CenterSquare Real Estate Fund	$20,760,683	$(7,728,777)	$13,031,906	$112,100,022
Marketfield L/S Fund	49,175,531	(14,794,213)	34,381,318	44,030,624
Foresight Global Sustainable
Infrastructure Fund	1,260,916	(4,091,750)	(2,830,834)	47,522,051
Tran Sustainable Focus Fund	8,649,432	(1,358,699)	7,290,733	23,965,818
Greenspring Mid Cap Fund	55,578,268	(2,079,208)	53,499,060	64,141,912

CROMWELL FUNDS

Notes to the Financial Statements

December 31, 2023 — (Continued)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the deferral of wash sale losses, mark-to-market on passive foreign investment companies and partnerships basis adjustments.

At December 31, 2023, the components of distributable earnings on a tax-basis were as follows:

	Undistributed	Undistributed	Other	Net Unrealized	Total
	Ordinary	Long-Term	Accumulated	Appreciation	Distributable
Fund	Income	Capital Gains	Gains (Losses)	(Depreciation)	Earnings
CenterSquare Real
Estate Fund	$160,251	$—	$(5,393,207)	$13,031,906	$7,798,950
Marketfield L/S Fund	81,829	—	(359,737,206)	34,381,318	(325,274,059)
Foresight Global
Sustainable
Infrastructure Fund	120,021	—	(1,776,139)	(2,830,834)	(4,486,952)
Tran Sustainable
Focus Fund	—	40,190	—	7,290,733	7,330,923
Greenspring Mid
Cap Fund	62,609	1,164,379	—	53,499,060	54,726,048

As of December 31, 2023, the CenterSquare Real Estate Fund had long-term capital losses and short-term capital losses of $4,478,557 and $914,649, respectively, and the Marketfield L/S Fund and Foresight Global Sustainable Infrastructure Fund had short-term capital losses of $359,737,206 and $1,776,139, respectively, which will be carried forward indefinitely to offset future realized capital gains. During the fiscal year ended December 31, 2023, the Tran Sustainable Focus Fund utilized short-term capital losses of $2,545,118.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended December 31, 2023, none of the Funds deferred any post-October losses.

CROMWELL FUNDS

Notes to the Financial Statements

December 31, 2023 — (Continued)

The tax character of distributions paid during the last two fiscal years, were as follows:

	Ordinary	Long-Term	Return of
Fund	Income(1)	Capital Gains	Capital	Total
CenterSquare Real Estate Fund
12/31/23	$2,702,156	$—	$—	$2,702,156
12/31/22	2,806,421	6,439,618	—	9,246,039
Marketfield L/S Fund
12/31/23	3,141,532	—	—	3,141,532
12/31/22	877,440	—	—	877,440
Foresight Global Sustainable
Infrastructure Fund
12/31/23	1,158,583	—	—	1,158,583
Tran Sustainable Focus Fund
12/31/23	—	—	—	—
4/30/23(2)	—	4,058,988	61	4,059,049
4/30/22	129,697	11,617,064	—	11,746,761
Greenspring Mid Cap Fund
12/31/23	1,078,101	6,820,380	—	7,898,481
12/31/22	1,673,909	8,845,537	—	10,519,446

(1)	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
(2)	On November 1, 2023 the Tran Sustainable Focus Fund changed its fiscal year end from April 30 to December 31.

U.S. GAAP requires that certain components of net assets be reclassified between distributable earnings/(accumulated deficit) and additional paid–in capital. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2023, the Funds made the following permanent book–to–tax reclassifications primarily attributable to net operating losses:

Distributable
	Earnings/(Accumulated	Paid-in
Fund	Deficit)	Capital
CenterSquare Real Estate Fund	$—	$—
Marketfield L/S Fund	—	—
Foresight Global Sustainable Infrastructure Fund	—	—
Tran Sustainable Focus Fund	102,012	(102,012)
Greenspring Mid Cap Fund	(2,196)	2,196

10. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2023, National Financial

CROMWELL FUNDS

Notes to the Financial Statements

December 31, 2023 — (Continued)

Services, for the benefit of its customers, owned 52.19% of the CenterSquare Real Estate Fund and Blackmead Infrastructure Limited, for the benefit of its customers, owned 99.61% of the Foresight Global Sustainable Infrastructure Fund.

11. CREDIT AGREEMENT

Effective July 12, 2022, the Trust established an unsecured line of credit (“LOC”) in the amount of $50,000,000, 20% of a Fund’s gross market value, or 33.33% of the unencumbered assets of a Fund, whichever is less. The LOC matures, unless renewed, on July 9, 2024. The LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants, in connection with shareholder redemptions and other short-term liquidity needs. Interest is charged at the prime rate. The LOC is with the Custodian. The Funds of the Trust have authorized the Custodian to charge any of the accounts of the Funds for any missed payments. For the year ended December 31, 2023 the Funds’ activity under the LOC was as follows:

	Average			Period Maximum
	Principal	Average	Maximum Loan	Loan was
Fund	Balance	Interest Rate	Outstanding	Outstanding
CenterSquare Real Estate Fund	$982,214	7.76%	$2,054,000	January 10, 2023
Marketfield L/S Fund	—	N/A	—	N/A
Foresight Global Sustainable
Infrastructure Fund	493,750	8.50%	514,000	December 28, 2023
Tran Sustainable Focus Fund(1)(2)	257,063	8.38%	1,328,000	September 5, 2023
Greenspring Mid Cap Fund	—	N/A	—	N/A

(1)	For the period May 1, 2023 through December 31, 2023. On November 1, 2023 the Tran Sustainable Focus Fund changed its fiscal year end from April 30 to December 31.
(2)	For the year ended April 30, 2023, the Tran Sustainable Focus Fund had an average principal balance of $405,167 with an average interest rate of 7.50%. The maximum loan outstanding during the year ended April 30, 2023 was $573,000 on December 27, 2022.

12. REPORT OF THE FUNDS’ SPECIAL SHAREHOLDER MEETINGS

A Special Meeting of Shareholders of Greenspring Fund, Incorporated (the “Acquired Fund”), took place on August 7, 2023, to approve the proposed Agreement and Plan of Reorganization for the Acquired Fund, whereby the Cromwell Greenspring Mid Cap Fund (the “Acquiring Fund”), a series of Total Fund Solution, would acquire all the assets and liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund, which would be distributed pro rata by the Acquired Fund to its shareholders, in complete liquidation and termination of the Acquired Fund (the “Reorganization”).

CROMWELL FUNDS

Notes to the Financial Statements

December 31, 2023 — (Continued)

All Acquired Fund’s shareholders of record at close of business on June 16, 2023, were entitled to vote. As of June 16, 2023, the Acquired Fund had 5,203,182 shares outstanding.

Of the 2,733,731 shares of the Acquired Fund present in-person or by proxy at the meeting on August 7, 2023: 2,560,484, or 93.7% voted in favor of the Reorganization (representing 49.2% of total outstanding shares), 53,072, or 1.9% voted against the Reorganization (representing 1.0% of total outstanding shares), and 120,176, or 4.4% withheld from voting for the Reorganization. Accordingly, the Reorganization was approved.

13. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

As a result of the reorganization of the Greenspring Fund, Incorporated (the “Predecessor Fund”) into the Trust on August 14, 2023, Tait, Weller & Baker LLP was replaced as the independent registered public accounting firm for the Predecessor Fund. The Board, upon the recommendation of the Trust’s audit committee, selected Cohen & Company, Ltd. as independent registered public accounting firm for the Cromwell Greenspring Mid Cap Fund, a series within the Trust.

The audited reports by Tait, Weller & Baker LLP on the financial statements of the Predecessor Fund as of and for the fiscal years ended December 31, 2022 and 2021, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the last two fiscal years ended December 31, 2022, and December 31, 2021, and the subsequent interim period through August 14, 2023, there were no (1) disagreements with Tait, Weller & Baker LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events (as defined in Regulation S-K 304(a)(1)(v)).

During the last two fiscal years ended December 31, 2022, and December 31, 2021, and the subsequent interim period through August 14, 2023, (i) the Predecessor Fund did not (a) consult with Cohen & Company, Ltd. as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements or (b) receive a written report or oral advice that Cohen & Company, Ltd. concluded was an important factor considered in reaching a decision as to

CROMWELL FUNDS

Notes to the Financial Statements

December 31, 2023 — (Continued)

such accounting, auditing, or financial reporting issue; and (ii) the Predecessor Fund did not consult Cohen & Company, Ltd. on any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1) (iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304 (a)(1)(v) of Regulation S-K).

14. RECENT ACCOUNTING PRONOUNCEMENT

In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact of these amendments on the financial statements.

15. OTHER REGULATORY MATTERS

In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

16. SUBSEQUENT EVENT

Management has performed an evaluation of subsequent events through the date of the financial statements were issued and has determined that no items require recognition or disclosure.

CROMWELL FUNDS

Report of Independent Registered Public Accounting Firm

December 31, 2023

To the Shareholders of, Cromwell CenterSquare Real Estate Fund, Cromwell Marketfield L/S Fund, Cromwell Foresight Global Sustainable Infrastructure Fund, Cromwell Tran Sustainable Focus Fund, and Cromwell Greenspring Mid Cap Fund and Board of Trustees of Total Fund Solution

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Total Fund Solution comprising the funds listed below (the “Funds”) as of December 31, 2023, the related statements of operations, the statements of changes in net assets, the financial highlights, and the related notes for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

	Statements of	Statements of Changes	Financial
Fund Name	Operations	in Net Assets	Highlights
Cromwell CenterSquare	For the year ended	For the year ended	For the year ended
Real Estate Fund, Cromwell	December 31, 2023	December 31, 2023	December 31, 2023
Marketfield L/S Fund, Cromwell
Greenspring Mid Cap Fund
Cromwell Foresight Global	For the period	For the period	For the period
Sustainable Infrastructure Fund	January 31, 2023	January 31, 2023	January 31, 2023
	(commencement of	(commencement of	(commencement of
	operations) through	operations) through	operations) through
	December 31, 2023	December 31, 2023	December 31, 2023
Cromwell Tran Sustainable	For the period	For the period	For the period
Focus Fund	May 1, 2023 through	May 1, 2023 through	May 1, 2023 through
	December 31, 2023	December 31, 2023,	December 31, 2023,
	and the year ended	and for the year ended	and for the year ended
	April 30, 2023	April 30, 2023	April 30, 2023

The financial statements and financial highlights for Cromwell CenterSquare Real Estate Fund for the years ended December 31, 2022, and prior, were audited by other auditors whose reports dated February 28, 2023 and February 28, 2022, expressed unqualified opinions on those financial statements and financial highlights.

The financial statements and financial highlights for Cromwell Marketfield L/S Fund for the years ended December 31, 2022, and prior, were audited by other auditors whose reports dated February 28, 2023, and February 28, 2022, expressed unqualified opinions on those financial statements and financial highlights.

CROMWELL FUNDS

Report of Independent Registered Public Accounting Firm

December 31, 2023 — (Continued)

The financial statements and financial highlights for Cromwell Tran Sustainable Focus Fund for the years ended April 30, 2022, and prior, were audited by other auditors whose report dated June 24, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

The financial statements and financial highlights for Cromwell Greenspring Mid Cap Fund for the years ended December 31, 2022, and prior, were audited by other auditors whose report dated February 28, 2023, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
February 29, 2024

CROMWELL FUNDS

Approval of Investment Advisory Agreements

December 31, 2023 (Unaudited)

Cromwell Greenspring Mid Cap Fund

At a meeting held on May 18, 2023, the Board (which is comprised of four persons, three of whom are “Independent Trustees” as defined under the Investment Company Act of 1940, as amended), considered and approved, for an initial term the Investment Advisory Agreement (the “Advisory Agreement”) between Total Fund Solution (the “Trust”) and Cromwell Investment Advisors, LLC (the “Adviser”) and the Sub-Advisory Agreement (“Sub-Advisory Agreement;” and together with the Advisory Agreement, the “Advisory Agreements”) between the Trust, the Adviser, and Corbyn Investment Management, Inc. (the “Sub-Adviser”) on behalf of the Cromwell Greenspring Mid Cap Fund (the “Fund”), a new series of the Trust.

At the meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser, the Sub-Adviser and the services provided by the Adviser and Sub-Adviser to the Fund under the Advisory Agreements. This information formed the primary (but not exclusive) basis for the Board’s determinations.

Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s initial approval of the Advisory Agreements:

1.	THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER AND SUB-ADVISER UNDER THE ADVISORY AGREEMENTS. The Board considered the nature, extent and quality of the Adviser and Sub-Adviser’s overall services to be provided to the Fund, as well as their specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser and Sub-Adviser that would be involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Adviser and Sub-Adviser, including information regarding their compliance programs, their chief compliance officers and the Adviser and Sub-Adviser’s compliance records, as well as the Adviser and Sub-Adviser’s cybersecurity programs, liquidity risk management programs, business continuity plans, and risk management processes. Additionally, the Board considered how the Adviser and Sub-Adviser’s business continuity and cybersecurity plans will operate. The Board further considered that the Adviser has recently formed and has limited operating history; but noted that the Adviser’s employees each have extensive experience working in the past with other investment advisers or in

CROMWELL FUNDS

Approval of Investment Advisory Agreements

December 31, 2023 (Unaudited) — (Continued)

the investment management industry. The Board considered the Sub-Adviser’s experience in managing the Greenspring Fund, Incorporated (the “Predecessor Fund”), which was proposed to be reorganized into the Fund. The Board concluded that the Adviser and the Sub-Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that they were satisfied with the nature, overall quality and extent of such management services.

2.	THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER AND SUB-ADVISER. As the Fund was newly created, the Board was unable to review the performance of the Fund. However, the Board did consider the performance history of the Sub-Adviser with respect to the performance of the Predecessor Fund, prior to reorganizing into the Trust. In assessing the quality of the portfolio management delivered by the Sub-Adviser, the Board reviewed the short-term and long-term performance of the Predecessor Fund as of periods ended April 30, 2023, on both an absolute basis and a relative basis in comparison to its peer funds utilizing a Morningstar classification. When reviewing performance against the Fund’s comparative Morningstar peer group universe, the Board took into account that the investment objectives and strategies of the Predecessor Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing the Predecessor Fund’s performance against broad market benchmark, the Board took into account the differences in portfolio construction between the Predecessor Fund and such benchmark as well as other differences between actively managed funds and passive benchmark, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

The Board noted that the Predecessor Fund outperformed the Morningstar peer group average and median for the one- and three-year periods while underperforming the peer group average and median for the five- and ten-year periods ended April 30, 2023. The Board reviewed the performance of the Predecessor Fund against the broad-based securities market benchmark

CROMWELL FUNDS

Approval of Investment Advisory Agreements

December 31, 2023 (Unaudited) — (Continued)

and additional benchmarks set forth in its prospectus, noting that it had underperformed its broad-based securities benchmark index over the one-, five- and ten-year periods ended December 31, 2022, but had outperformed the Lipper Flexible Portfolio Fund Index (an index composed of funds that allocate investments across various asset classes, with a focus on total return) for the same periods. The Board concluded that the investment performance of the Predecessor Fund was satisfactory.

3.	THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND SUB-ADVISER AND THE STRUCTURE OF THE ADVISER AND SUB-ADVISER’S FEES UNDER THE ADVISORY AGREEMENTS. In considering the advisory fee and sub-advisory fees and the total fees and expenses of the Fund, the Board reviewed comparisons to funds in the Morningstar peer group universe. The Board also considered a comparative fee schedule for accounts managed by the Sub-Adviser with investment strategies comparable to the Fund’s. The Board noted that the Fund’s proposed advisory fee was in line with the median, and slightly above average, for the Morningstar peer group universe.

The Board further noted that the Adviser had agreed to implement the Fund’s expense caps at 1.46% and 1.21% of the Fund’s average daily net assets for Investor Class shares and Institutional Class shares, respectively (“Expense Caps”). The Board noted that the Fund’s total expense ratio (net of Rule 12b-1 fees) was above the average and median of its Morningstar peer group. The Board concluded that, at this time, the fees to be paid to the Adviser and Sub-Adviser were fair and reasonable.

4.	ECONOMIES OF SCALE. The Board also considered whether economies of scale could be realized by the Adviser as assets of the Fund grow. The Board noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse the Fund’s expenses so that the Fund does not exceed its specified Expense Caps. The Board also noted that the proposed advisory fee for the Fund included breakpoints which would allow shareholders to benefit from economies of scale as the Fund grows in size.
5.	THE PROFITS TO BE REALIZED BY THE ADVISER AND SUB-ADVISER AND THEIR AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND. The Board discussed the likely overall profitability of the Adviser and Sub-Adviser from managing the new Fund. In assessing possible profitability, the Trustees reviewed the Adviser and Sub-Adviser’s financial information and took into account both the likely direct and indirect benefits to the Adviser and the Sub-Adviser from advising the Fund. In particular, the Trustees discussed and

CROMWELL FUNDS

Approval of Investment Advisory Agreements

December 31, 2023 (Unaudited) — (Continued)

considered the fall-out benefits that the Adviser may receive from the Fund. The Trustees concluded that the Adviser and Sub-Adviser’s profit from managing the Fund would likely not be excessive and, after review of relevant financial information, the Adviser and Sub-Adviser would have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

No single factor was determinative of the Board’s decision to approve the Advisory Agreements for the Fund, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangements with the Adviser and Sub-Adviser, including the advisory and sub-advisory fees, were fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the Advisory Agreements would be in the best interest for the Fund and its shareholders.

CROMWELL FUNDS
Trustees and Officers
December 31, 2023 (Unaudited)

Number
of
			Portfolios	Principal
		Term of Office	in Trust	Occupation(s)	Other Directorships Held
Name, Address and	Position(s) Held	and Length of	Overseen	During the	by Trustee During the
Year of Birth	with the Trust	Time Served	by Trustee	Past Five Years	Past Five Years
Independent Trustees
R. Alastair Short	Trustee and Lead	Indefinite	5	President,	Independent Director of
615 E. Michigan Street	Independent	Term; Since		Apex Capital	Contingency Capital LLC
Milwaukee, WI 53202		September 2021		Corporation	(a multi-product asset
Year of Birth: 1953				(personal	manager that sponsors
				investment	and manages litigation
				vehicle).	finance related investment
funds) from 2021 to
present; Trustee, VanEck
Funds (mutual fund,
13 series) from 2004 to
present; Trustee, VanEck
Vectors ETF Trust (mutual
fund, 98 series); Trustee,
VanEck VIP Trust (mutual
fund, 7 series); Chairman
and Independent
Director, EULAV Asset
Management; Trustee,
Kenyon Review; Trustee,
Children’s Village.
Thomas F. Mann	Trustee	Indefinite	5	Private	Director, Virtus Global
615 E. Michigan Street		Term; Since		Investor (2012	Multi-Sector Income
Milwaukee, WI 53202		September 2021		to present).	Fund from 2011 to 2016;
Year of Birth: 1950					Director, Virtus Total
Return Fund and Virtus
Alternative Solutions
Fund from 2012 to 2016;
Trustee, Trust for Advisor
Solutions/ Hatteras
Alternative Mutual Funds
Trust (mutual fund)
from 2002 to 2019;
Hatteras Closed End Core
Institutional Funds from
2009 to present.

CROMWELL FUNDS

Trustees and Officers

December 31, 2023 (Unaudited) — (Continued)

Number
of
			Portfolios	Principal
		Term of Office	in Trust	Occupation(s)	Other Directorships Held
Name, Address and	Position(s) Held	and Length of	Overseen	During the	by Trustee During the
Year of Birth	with the Trust	Time Served	by Trustee	Past Five Years	Past Five Years
Independent Trustees (Continued)
Sanjeev Handa	Trustee	Indefinite Term;	5	Managing	Independent Trustee,
615 E. Michigan Street		Since June 2023		Member, Old	Vertical Capital Income
Milwaukee, WI 53202				Orchard Lane,	Fund from 2023 to
Year of Birth: 1961				LLC (2014	present; Independent
				- present);	Trustee, Alt Private Equity
				Adjunct	Access Fund from 2023
				Professor	to 2023; Advisory Board
				of Finance,	Member, White Oak
				Fairfield	Partners from 2021 to
				University	present; Independent
				(2020 -	Director, OHA CLO
				present).	Enhanced Equity II
Genpar LLP from 2021 to
present; Carlyle Tactical
Private Credit Fund from
2017 to present.
Number
of
			Portfolios	Principal
		Term of Office	in Trust	Occupation(s)	Other Directorships
Name, Address and	Position(s) Held	and Length of	Overseen	During the Past	Held by Trustee During
Year of Birth	with the Trust	Time Served	by Trustee	Five Years	the Past Five Years
Interested Trustee and Officers
Michael Weckwerth	Trustee.	Indefinite	5	Senior Vice	Chairman and Interested
615 E. Michigan Street	Chairman, and	Term; Since		President,	Trustee, Trust for Advisor
Milwaukee, WI 53202	President	September 2021		U.S. Bank	Solutions/ Hatteras
Year of Birth: 1973				Global Fund	Alternative Mutual Funds
				Services (1996 -	Trust (mutual fund) from
				present).	2016 to 2018.
Elaine E. Richards	Secretary and	Indefinite	N/A	Senior Vice	N/A
615 E. Michigan Street	Vice President	Term; Since		President,
Milwaukee, WI 53202		September 2021		U.S. Bank
Year of Birth: 1968				Global Fund
Services (2007 -
present).
Kyle L. Kroken	Treasurer and	Indefinite	N/A	Vice President,	N/A
615 E. Michigan Street	Vice President	Term; Since		U.S. Bank
Milwaukee, WI 53202		November 2022		Global Fund
Year of Birth: 1986				Services
(2009-present).

CROMWELL FUNDS

Trustees and Officers

December 31, 2023 (Unaudited) — (Continued)

Number
of
			Portfolios	Principal
		Term of Office	in Trust	Occupation(s)	Other Directorships
Name, Address and	Position(s) Held	and Length of	Overseen	During the Past	Held by Trustee During
Year of Birth	with the Trust	Time Served	by Trustee	Five Years	the Past Five Years
Interested Trustee and Officers (Continued)
Gazala Khan	Vice President,	Indefinite Term;	N/A	Vice	N/A
615 E. Michigan St.	Chief	Since July 2023		President and
Milwaukee, WI 53202	Compliance			Compliance
Year of Birth: 1969	Officer, and			Officer,
	Anti-Money			U.S.Bank
	Laundering			Global Fund
	Officer			Services since
July 2022; Chief
Compliance
Officer
Matthews Asia
Fund (May
2019-July
2022); Chief
Compliance
Officer GS
Trust/VIT (June
2009- May
2019); Vice
President
GSAM (May
2005-June
2009); Staff
Accountant,
SEC Office of
Compliance
Inspection and
Examination
(1999-2005).

CROMWELL FUNDS

Additional Information

December 31, 2023 (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

Each Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and coped at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, each Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-855-625-7333.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-625-7333. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-855-625-7333, or (2) on the SEC’s website at www.sec.gov.

TAX INFORMATION

For the year ended December 31, 2023, the % of ordinary income distribution designated by the Funds as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003 was as follows:

Fund
CenterSquare Real Estate Fund	2.22%
Marketfield L/S Fund	74.52%
Foresight Global Sustainable Infrastructure Fund	64.69%
Tran Sustainable Focus Fund	0.00%
Greenspring Mid Cap Fund	100.00%

For the year ended December 31, 2023, the % of dividends paid from net ordinary income that qualified for the dividends received deduction available to corporate shareholders was as follows:

Fund
CenterSquare Real Estate Fund	0.23%
Marketfield L/S Fund	48.81%
Foresight Global Sustainable Infrastructure Fund	7.28%
Tran Sustainable Focus Fund	0.00%
Greenspring Mid Cap Fund	92.69%

CROMWELL FUNDS
Additional Information
December 31, 2023 — (Continued)

For the year ended December 31, 2023, the % of taxable ordinary income distributions designated by the Funds as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) was as follows:

Fund
CenterSquare Real Estate Fund	0.00%
Marketfield L/S Fund	0.00%
Foresight Global Sustainable Infrastructure Fund	0.00%
Tran Sustainable Focus Fund	0.00%
Greenspring Mid Cap Fund	0.00%

For the year ended December 31, 2023, the Foresight Global Sustainable Infrastructure Fund earned $1,129,544 in foreign source income and paid $61,054 in foreign taxes, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

CROMWELL FUNDS
Privacy Notice
December 31, 2023 (Unaudited)

The Funds collect non-public personal information about you from the following sources:

• information the Fund receives about you on applications or other forms;

• information you give the Fund orally; and/or

• information about your transactions with the Fund or others.

The Funds do not disclose any non-public personal information about its shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom it has contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out its assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your non-public personal information and requires third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

CROMWELL FUNDS

December 31, 2023 (Unaudited)

INVESTMENT ADVISER
Cromwell Investment Advisors, LLC
810 Gleneagles Court, Suite 106
Baltimore, MD 21286

SUB-ADVISERS
CenterSquare Investment Management LLC
630 West Germantown Pike, Suite 300
Plymouth Meeting, PA 19462

Marketfield Asset Management LLC
369 Lexington Avenue, 3rd Floor
New York, NY 10017

Foresight Group LLP
The Shard, 32 London Bridge Street
London SE1 9SG, United Kingdom

Tran Capital Management L.P.
1000 Fourth Street, Suite 800
San Rafael, CA 94901

Corbyn Investment Management, Inc.
2330 West Joppa Road, Suite 108
Lutherville, Maryland 21093

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

CUSTODIAN
U.S. Bank National Association
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, PA 19103

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report must be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available without charge upon request by calling 1-855-625-7333.

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-625-7333.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Sanjeev Handa is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2023	FYE 12/31/2022
( a ) Audit Fees	$ 55,500	$21,000
( b ) Audit-Related Fees	$ -	$ -
( c ) Tax Fees	$ 15,000	$6,000
( d ) All Other Fees	$ -	$ -

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2023	FYE 12/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2023	FYE 12/31/2022
Registrant	$ 15,000	$6,000
Registrant’s Investment Adviser	$ -	$ -

The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.

As a result of the reorganization of the Greenspring Fund, Incorporated (the “Predecessor Fund”) into the Trust on August 14, 2023, Tait, Weller & Baker LLP was replaced as the independent registered public accounting firm for the Predecessor Fund. The Board, upon the recommendation of the Trust’s audit committee, selected Cohen & Company, Ltd. as independent registered public accounting firm for the Cromwell Greenspring Mid Cap Fund, a series within the Trust.

The audited reports by Tait, Weller & Baker LLP on the financial statements of the Predecessor Fund as of and for the fiscal years ended December 31, 2022 and 2021, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the last two fiscal years ended December 31, 2022, and December 31, 2021, and the subsequent interim period through August 14, 2023, there were no (1) disagreements with Tait, Weller & Baker LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events (as defined in Regulation S-K 304(a)(1)(v)).

The Trust provided Tait, Weller & Baker LLP with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K and requested that Tait, Weller & Baker LLP furnish to the Trust a copy of their letter addressed to the Securities and Exchange Commission (the “SEC”) pursuant to Item 304(a)(3) of Regulation S-K, stating whether

Tait, Weller & Baker LLP agrees with the statements made by the Trust in this N-CSR filing. A copy of Tait, Weller & Baker LLP’s letter to the SEC dated March 4, 2024 is attached as Exhibit 13.1a.

During the last two fiscal years ended December 31, 2022, and December 31, 2021, and the subsequent interim period through August 14, 2023, (i) the Predecessor Fund did not (a) consult with Cohen & Company, Ltd. as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements or (b) receive a written report or oral advice that Cohen & Company, Ltd. concluded was an important factor considered in reaching a decision as to such accounting, auditing, or financial reporting issue; and (ii) the Predecessor Fund did not consult Cohen & Company, Ltd. on any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1) (iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304 (a)(1)(v) of Regulation S-K).

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Total Fund Solution

By (Signature and Title)* /s/ Michael J. Weckwerth

Michael J. Weckwerth

President, Principal Executive Officer, Chairperson and Interested Trustee

Date 3/6/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Michael J. Weckwerth

Michael J. Weckwerth

President, Principal Executive Officer, Chairperson and Interested Trustee

Date 3/6/2024

By (Signature and Title)* /s/ Kyle L. Kroken

Kyle L. Kroken

Treasurer, Principal Financial and Accounting Officer

Date 3/6/2024